                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission only (as permitted by Rule 14a-6 (e)(2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              North American Funds
                (Name of Registrant as Specified in Its Charter)

                              North American Funds
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

/ /      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) or Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

             Title of each class of securities to which transaction applies:

             Aggregate number of securities to which transaction applies:

             Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

             Proposed maximum aggregate value of transaction:

             Total fee paid:

         * Set forth the amount on which the filing is calculated and state how it was determined.

/ /      Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             Amount previously paid:
             Form, Schedule or Registration Statement No.:
             Filing Party:
             Date Filed:

                                PRELIMINARY COPY

                              NORTH AMERICAN FUNDS
                              116 HUNTINGTON AVENUE
                                BOSTON, MA 02116

                                                                November 8, 1996

Dear Shareholder:

                  A Special Meeting of Shareholders of North American Funds (the "Trust") will be held at the offices of the Trust, 116 Huntington Avenue, Boston, Massachusetts 02116, on December 20, 1996, at 10:30 a.m., Eastern Standard Time, for the purpose of considering the proposals (the "Proposals") described in the enclosed Notice of Special Meeting of Shareholders (the "Meeting").

                  Shareholders of the Trust, first, are being asked to consider the election of six Trustees to the Board of Trustees (the "Board").

                  In addition, shareholders of the Global Equity Fund (formerly, the Global Growth Fund), the Value Equity Fund, the Balanced Fund (formerly, the Asset Allocation Fund) and the Money Market Fund, respectively, are being asked to approve new subadvisory arrangements with (i) Morgan Stanley Asset Management as subadviser to the Global Equity Fund, (ii) T. Rowe Price Associates as subadviser to the Value Equity Fund, (iii) Founders Asset Management, Inc. as subadviser to the Balanced Fund and (iv) Manufacturers Adviser Corporation as subadviser to the Money Market Fund. Shareholders of the Value Equity Fund and the Balanced Fund also are being asked to approve related changes to the advisory agreement between the Trust and NASL Financial Services, Inc. (the "Adviser"). At a meeting held on September 27, 1996, the Board, including the independent Trustees, approved these new subadvisory arrangements and amendments to the advisory agreement. In connection with the foregoing subadvisory changes, the Board has proposed changing the investment objectives of the Value Equity Fund and the Balanced Fund to reflect the proposed investment strategies of the new subadvisers.

                  Shareholders of each series of the Trust (the "Portfolios") also are being asked to approve a proposal giving the Adviser the ability, in the future, to select and contract with one or more subadvisers to the Portfolios after obtaining the approval of the Board but without obtaining shareholder approval. In the Board's view, the proposal would save the Trust and the Portfolios the additional time and expense of obtaining shareholder approval for certain changes in subadvisory arrangements.

                  Finally, shareholders of the Trust are being asked to ratify the selection of independent accountants for the Trust for the fiscal year ending October 31, 1997.

                  THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF EACH PROPOSAL AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THEIR APPROVAL.

                  Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement for the Trust and a proxy card for each Portfolio in which you held shares as of October 23, 1996, the record date for the Meeting. The Proxy Statement provides background information and explains the matters to be voted on at the Meeting. We urge you to read the Proxy Statement and then complete and return each proxy card on or before December 20, 1996. YOUR VOTE IS EXTREMELY IMPORTANT AND YOUR PROMPT RESPONSE WILL HELP SAVE THE EXPENSE OF ADDITIONAL SOLICITATION MAILINGS.

                                                     Sincerely yours,

                                                     Joseph Scott
                                                     President
                                                     North American Funds

                                PRELIMINARY COPY

                              NORTH AMERICAN FUNDS
                              116 Huntington Avenue
                                Boston, MA 02116
                                 (800) 872-8037

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of
NORTH AMERICAN FUNDS:

Notice is hereby given that a special meeting (the "Meeting") of shareholders of North American Funds (the "Trust") will be held on December 20, 1996 at the offices of the Trust, 116 Huntington Avenue, Boston, MA 02116, at 10:30 a.m., Eastern Standard Time. A Proxy Statement which provides additional information about the purpose of the Meeting is included with this Notice. At the Meeting, shareholders of each series of the Trust (a "Portfolio"), unless otherwise indicated below, will consider and vote upon the following proposals:


Proposal 1    Election of six Trustees to serve as members of the Board of
              Trustees of the Trust.

Proposal 2    Approval of a subadvisory agreement between NASL Financial
              Services, Inc. (in such capacity, the "Adviser") and Morgan
              Stanley Asset Management Inc. with respect to the Global Equity
              Fund. (Only shareholders of the Global Equity Fund will vote on Proposal 2.)

Proposal 3A   Approval of an amended subadvisory agreement between the Adviser and T. Rowe Price Associates Inc. with respect to the Value Equity
              Fund. (Only shareholders of the Value Equity Fund will vote on Proposal 3A.)

Proposal 3B   Approval of an amendment to the advisory agreement between the
              Trust and the Adviser, increasing the advisory fee with respect to the Value Equity Fund. (Only shareholders of the Value Equity Fund will vote on Proposal 3B. Proposal 3B will be presented for action at the Meeting only if the subadvisory agreement proposed in Proposal 3A is approved at the Meeting.)

Proposal 4A   Approval of an amended subadvisory agreement between the Adviser and Founders Asset Management, Inc. with respect to the Balanced
              Fund. (Only shareholders of the Balanced Fund will vote on Proposal 4A.)

Proposal 4B   Approval of an amendment to the advisory agreement between the
              Trust and the Adviser, increasing the advisory fee with respect to the Balanced Fund. (Only shareholders of the Balanced Fund will vote on Proposal 4B. Proposal 4B will be presented for action at the Meeting only if the subadvisory agreement proposed in Proposal
              4A is approved at the Meeting.)

Proposal 5    Approval of a subadvisory agreement between the Adviser and
              Manufacturers Adviser Corporation with respect to the Money Market
              Fund. (Only shareholders of the Money Market Fund will vote on Proposal 5.)

Proposal 6    Approval of a change to the investment objective of the Value
              Equity Fund. (Only shareholders of the Value Equity Fund will vote on Proposal 6.)

Proposal 7    Approval of a change to the investment objective of the Balanced
              Fund. (Only shareholders of the Balanced Fund will vote on Proposal 7.)

Proposal 8    Approval of a proposal to permit the Adviser, in the future, to select and contract with subadvisers for the Portfolios after obtaining the approval of the Board of Trustees but without obtaining shareholder approval.

Proposal 9    Ratification of the selection of Coopers & Lybrand L.L.P. as the independent accountants for the Trust for its fiscal year ending
              October 31, 1997; and

              Any other business that may properly come before the Meeting.

        THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSALS 1 THROUGH 9.

              Each shareholder of record at the close of business on October 23, 1996 is entitled to receive notice of and to vote at the Meeting and is invited to attend the Meeting in person. Whether or not you intend to be present at the Meeting, we urge you to fill in, sign, date, and promptly return the enclosed proxy card in order that the Meeting may be held and a maximum number of shares may be voted. If you attend the Meeting you may revoke your proxy and vote your shares in person if you wish.

                                                              Sincerely,


                                                              James D. Gallagher
                                                              Secretary
November 8, 1996
Boston, Massachusetts

         YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE. PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

                                PRELIMINARY COPY

                              NORTH AMERICAN FUNDS
                              116 Huntington Avenue
                                Boston, MA 02116

                              -----------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 1996

                              -----------------------

                  This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of North American Funds (the "Trust") of proxies to be used at a special meeting (the "Meeting") of shareholders, to be held at the offices of the Trust, 116 Huntington Avenue, Boston, MA 02116, on December 20, 1996, at 10:30 a.m., Eastern Standard Time, or any adjournment or adjournments thereof. This proxy statement and the enclosed form of proxy are first being mailed on or about November 8, 1996. The Trust currently offers thirteen series of shares of beneficial interest: the Small/Mid Cap Fund, the International Small Cap Fund, the Growth Equity Fund, the Global Equity Fund (formerly, the Global Growth Fund), the Value Equity Fund, the Growth and Income Fund, the International Growth and Income Fund, the Balanced Fund (formerly, the Asset Allocation Fund), the Strategic Income Fund, the Investment Quality Bond Fund, the U.S. Government Securities Fund, the National Municipal Bond Fund and the Money Market Fund. Each of the above-named series is referred to herein as a "Portfolio" and collectively as the "Portfolios."

                  Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated October 23, 1996 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on October 23, 1996 are entitled to one vote for each share of beneficial interest of the Trust held. As of the Record Date, there were issued and outstanding the following number of shares of each Portfolio:

Small/Mid Cap Fund                                            _____ shares
International Small Cap Fund                                  _____ shares
Growth Equity Fund                                            _____ shares
Global Equity Fund                                            _____ shares
Value Equity Fund                                             _____ shares
Growth and Income Fund                                        _____ shares
International Growth and Income Fund                          _____ shares
Balanced Fund                                                 _____ shares
Strategic Income Fund                                         _____ shares
Investment Quality Bond Fund                                  _____ shares
U.S. Government Securities Fund                               _____ shares
National Municipal Bond Fund                                  _____ shares
Money Market Fund                                             _____ shares

                  Shares which represent interests in a particular Portfolio vote separately on matters which pertain only to that Portfolio. For each of the Proposals, shares which represent interests in a particular class of a Portfolio will vote together with the other classes of the Portfolio. All of the Proposals (except the election of Trustees and the ratification of the selection of independent accountants) will be voted on separately by shareholders of the relevant Portfolios. Proposal 8 will be voted on by shareholders of the Trust voting together and by shareholders of each Portfolio voting separately.

                  If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting as indicated thereon with respect to the Proposals stated therein. IF A PROXY CARD IS

RETURNED THAT DOES NOT SPECIFY HOW TO VOTE WITH RESPECT TO A PROPOSAL, THE SHARES REPRESENTED BY THAT PROXY WILL BE VOTED "FOR" THAT PROPOSAL.

                  In order that your shares may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the proxy card; date and sign the proxy card; mail the proxy card promptly in the enclosed postage-paid envelope; and allow sufficient time for the proxy card to be received on or before 10:00 a.m. Eastern Standard Time on December 20, 1996.

                  The proxy card confers discretionary authority upon the persons named therein to vote on other business, not currently contemplated, which may come before the Meeting. Under the Trust's Agreement and Declaration of Trust, thirty percent of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter. In the event that a quorum is not present at the Meeting or that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. THE PERSONS NAMED AS PROXIES WILL VOTE THOSE PROXIES WHICH THEY ARE ENTITLED TO VOTE "FOR" OR "AGAINST" ANY SUCH PROPOSAL IN THEIR DISCRETION. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. An adjourned session may be held within a reasonable time after the adjournment and without further notice.

                  Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to any proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and broker non- votes as if they were votes against the proposal. For purposes of the election of Trustees, abstentions and broker non-votes do not affect the plurality vote required for Trustees.

                  A proxy may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Trust at 116 Huntington Avenue, Boston, MA 02116; (ii) attendance at the Meeting and voting in person; or (iii) signing and returning a new proxy card (if returned and received in time to be voted).

                  The cost of the preparation and distribution of these proxy materials is being borne by NASL Financial Services, Inc., investment adviser to the Trust (in such capacity, the "Adviser" or "NASL Financial"), or certain of its affiliates (other than the Trust). In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Adviser or of its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Adviser or certain of its affiliates (other than the Trust) for their out-of-pocket expenses. To assist in the solicitation of proxies, the Adviser has retained Shareholder Communications Corporation at an estimated cost to the Adviser of approximately $15,000, plus out-of-pocket expenses.

                  THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1995 AND THE TRUST'S SEMI-ANNUAL REPORT FOR THE SIX MONTH PERIOD ENDED APRIL 30, 1996 TO A SHAREHOLDER UPON REQUEST. TO OBTAIN A REPORT, PLEASE CONTACT THE TRUST BY CALLING (800) 872-8037 OR BY WRITING TO 116 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02116, ATTN: GEORGE MACNEIL.

                              SUMMARY OF PROPOSALS


  Proposal                                                             Shareholders of the Trust Who Will Vote on
  --------                                                             ------------------------------------------
   Number                        Proposal                                                the Proposal
   ------                        --------                                                ------------

 Proposal 1       Election of six Trustees to serve as members         All shareholders of the Trust will vote on this
                  of the Board of Trustees of the Trust                proposal

 Proposal 2       Approval of a subadvisory agreement between          Shareholders of the Global Equity Fund will
                  the Adviser and Morgan Stanley Asset                 vote on this proposal
                  Management Inc. with respect to the Global
                  Equity Fund

 Proposal 3A      Approval of an amended subadvisory                   Shareholders of the Value Equity Fund will
                  agreement between the Adviser and T. Rowe            vote on this proposal
                  Price Associates with respect to the Value
                  Equity Fund

 Proposal 3B      Approval of an amendment to the advisory             Shareholders of the Value Equity Fund will
                  agreement between the Trust and the Adviser,         vote on this proposal. Proposal 3B will be
                  increasing the advisory fee with respect to the      presented for action at the Meeting only if the
                  Value Equity Fund                                    subadvisory agreement proposed in Proposal
                                                                       3A is approved at the Meeting

 Proposal 4A      Approval of an amended subadvisory agreement         Shareholders of the Balanced Fund will vote
                  between the Adviser and Founders Asset               on this proposal
                  Management, Inc. with respect to the Balanced
                  Fund


 Proposal 4B      Approval of an amendment to the Advisory             Shareholders of the Balanced Fund will vote
                  Agreement between the Trust and the Adviser,         on this proposal. Proposal 4B will be
                  increasing the advisory fee with respect to the      presented for action at the Meeting only if the
                  Balanced Fund                                        subadvisory agreement proposed in Proposal
                                                                       4A is approved at the Meeting

 Proposal 5       Approval of a subadvisory agreement between          Shareholders of the Money Market Fund will
                  the Adviser and Manufacturers Adviser                vote on this proposal
                  Corporation with respect to the Money Market
                  Fund

 Proposal 6       Approval of a change to the investment               Shareholders of the Value Equity Fund will
                  objective of the Value Equity Fund                   vote on this proposal

 Proposal 7       Approval of a change to the investment               Shareholders of the Balanced Fund will vote
                  objective of the Balanced Fund                       on this proposal

 Proposal 8       Approval of a proposal to permit the Adviser,        Shareholders of the Trust will vote together,
                  in the future, to select and contract with           and shareholders of each Portfolio will vote
                  subadvisers for the Portfolios after obtaining       separately, on this proposal
                  the approval of the Board of Trustees but
                  without obtaining shareholder approval

Proposal 9       Ratification of selection of Coopers &               All shareholders of the Trust will vote on this
                 Lybrand L.L.P. as independent accountants for        proposal
                 the Trust for its fiscal year ending October 31,
                 1997



                                   PROPOSAL 1

                              ELECTION OF TRUSTEES


                  Pursuant to the provisions of the Trust's Agreement and Declaration of Trust, the Trustees have increased the size of the Board from five to six Trustees. It is proposed that shareholders of the Trust elect each of the individuals listed below (the "nominees") to the Board. Because the Trust does not hold regular annual shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified or until he otherwise dies, retires, resigns, is removed or becomes disqualified. All of the nominees, other than Mr. John D. Richardson and Mr. F. David Rolwing, currently serve as Trustees of the Trust. All of the current Trustees are nominees, other than Mr. Moore who is not standing for reelection.

                  Due to an indirect change of control of NASL Financial in January 1996, the Trust and the Board are required to comply with Section 15(f) of the 1940 Act. The change of control occurred as result of the merger of The Manufacturers Life Insurance Company ("Manulife") and the Adviser's then-parent, North American Life Assurance Company ("NAL"). Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change of control of the investment adviser as long as certain conditions are met. Among other things, for a period of three years after the transaction, at least 75% of the members of the board of trustees of an investment company advised by such investment adviser must not be "interested persons", as defined in Section 2(a)(19) of the 1940 Act (an "Interested Person"), of either the predecessor or successor investment adviser. All of the nominees, other than Mr. Richardson, are not Interested Persons of NASL Financial, the Trust's investment adviser and distributor. Mr. Rolwing was selected and nominated by the Trustees who are not such Interested Persons.

                  The persons named as proxies in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of the nominees. If, prior to the Meeting, any nominee becomes unable to serve for any reason, the persons named as proxies reserve the right to substitute another person or persons of their choice as nominee or nominees. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected.

                  The following table presents certain information regarding the current Trustees and the nominees, including their principal occupations, which, unless specific dates are shown, are of more than five years duration. An asterisk beside an individual's name indicates that he is an Interested Person of NASL Financial.


Name and Position with                Year First
Trust                     Age         Became a        Principle Occupations and Directorships during the
                                      Trustee         Last Five Years
----------------------    ---         ----------      --------------------------------------------------

DON B. ALLEN,              68            1988         Mr. Allen is a Senior Lecturer at University of
Trustee and Nominee                                   Rochester - William Simon Graduate School of
                                                      Business Administration.

CHARLES L. BARDELIS,       55            1988         Mr. Bardelis is the President and Chief Executive
Trustee and Nominee                                   Officer at Island Commuter Corporation, a marine
                                                      transport company.  He is also a Director of
                                                      Neworld Bankcorp Inc.

SAMUEL HOAR,               67            1989         Mr. Hoar has been a Senior Mediator at Judicial
Trustee and Nominee                                   Arbitration Mediation Services ("JAMS/Endispute")
                                                      since June 1, 1994.  Prior to that time, he was a
                                                      Partner at Goodwin, Proctor and Hoar, a law firm.

JOHN D. RICHARDSON*,       58             Not         Mr. Richardson is currently the Senior Vice
Nominee                               Applicable      President and General Manager of U.S. Operations
                                                      for Manulife, the ultimate parent of NASL
                                                      Financial. From 1992 to 1994, he was Senior Vice
                                                      President and General Manager of Canadian Operations
                                                      of Manulife and, prior thereto, Senior Vice President,
                                                      Financial Services for Manulife. Prior to 1992, Mr.
                                                      Richardson was a Director, Executive Vice Chairman and
                                                      Chief Financial Officer of Canada Trust Financial
                                                      Services.

BRIAN L. MOORE*,           52            1988         Since January 1, 1996, Mr. Moore has served as the
Chairman of the Board of                              Executive Vice President, Canadian Insurance
Trustees                                              Operations, for Manulife.   From October 1993 to
                                                      December 31, 1995, he was the Chief Executive
                                                      Officer of The North American Group, an affiliate of
                                                      NAL, and prior thereto, Mr. Moore was Executive Vice
                                                      President and Chief Financial Officer of NAL.

ROBERT J. MYERS,           84            1988         Mr. Myers is a Director of Scudder AARP
Trustee and Nominee                                   Investment Funds and a member of the Prospective
                                                      Payment Assessment Commission. He is also a self-
                                                      employed actuarial consultant.


F. DAVID ROLWING,          62             Not         Mr. Rolwing is the President, Chairman and CEO
Nominee                               Applicable      of Montgomery Mutual Insurance Company.  He is
                                                      also a Director of Manulife Series Fund, an
                                                      investment company advised by Manufacturers
                                                      Adviser Corporation, an affiliate of NASL Financial.

                  Messrs. Allen, Bardelis, Hoar, Moore and Myers are also Trustees of NASL Series Trust, an investment company with seventeen series, whose investment adviser is NASL Financial. Messrs. Richardson and Rolwing are also Trustees of Manulife Series Fund, Inc., an investment company with nine series, whose investment adviser is Manufacturers Adviser Corporation ("MAC"). MAC currently serves as subadviser to the Money Market Fund. See Proposal 5 below. The ultimate parent of MAC is Manulife.


                  Compensation

                  Effective September 27, 1996, the Trust pays each Trustee who is not an officer of the Adviser an annual retainer of $5,000 plus $1,000 per meeting attended and $200 for any meeting conducted by telephone, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended October 31, 1996, the Trustees of the Trust as a group received fees in the amount of $35,542.

                  The table below sets forth the compensation received by each of the Trust's current Trustees and by each of the nominees during the Trust's fiscal year ended October 31, 1996.

                               COMPENSATION TABLE


-------------------------------------------------------------------------------------------------------------------------
Name of Person,            Aggregate                  Pension or               Estimated Annual        Total Compensation
Position                   Compensation From          Retirement               Benefits upon           from Trust
                           Trust for Year Ended       Benefits Accrued         Retirement              Complex for Year
                           October 31, 1996*          as part of Trust                                 Ended October 31,
                                                      Expenses                                         1996 * #
-------------------------------------------------------------------------------------------------------------------------
Don B. Allen,              $8,250                     $0                       $0                      $46,750
Trustee

Charles L. Bardelis,       $8,250                     $0                       $0                      $46,750
Trustee

Samuel Hoar,               $8,250                     $0                       $0                      $46,750
Trustee

Brian L. Moore,            $    0                     $0                       $0                      $     0
Trustee

Robert J. Myers,           $8,250                     $0                       $0                      $46,750
Trustee

John D. Richardson,
Nominee                    $    0                     $0                       $0                      $     0

F. David Rolwing,          $    0                     $0                       $0                      $12,000
Nominee

-------------------------------------------------------------------------------------------------------------------------


*        Compensation received for services as Trustee.

# Trust Complex includes all Portfolios of the Trust, as well as all portfolios of NASL Series Trust and Manulife Series Fund, Inc.

                  The Board met four times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of Messrs. Allen, Bardelis, Hoar and Myers. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, to approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board has not created a Compensation Committee or a Nominating Committee.

                  Executive Officers of the Trust

                  See "Additional Information--Management of the Adviser and the Trust" below for information regarding the executive officers of the Trust.

                  Adviser and Principal Underwriter of the Trust

                  NASL Financial, located at 116 Huntington Avenue, Boston, Massachusetts 02116, is the investment adviser and principal underwriter of the Trust. The ultimate parent of NASL Financial is Manulife.


REQUIRED VOTE

                  Trustees are elected by a plurality of the votes cast by holders of shares of the Trust present in person or represented by proxy at the Meeting.

                                   PROPOSAL 2

       APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND MORGAN STANLEY ASSET MANAGEMENT INC. WITH RESPECT TO THE GLOBAL EQUITY FUND


                  The Adviser, subject to the general supervision of the Board, oversees the administration of all aspects of the business and affairs of the Trust and selects, contracts with and compensates subadvisers to manage the assets of the Portfolios. At a meeting held September 27, 1996, the Board, including the Trustees who are not Interested Persons of NASL Financial, any of the subadvisers to the Portfolios or the Trust (the "Disinterested Trustees"), voted to accept the resignation of Oechsle International Advisors, L.P. ("Oechsle") as subadviser to the Global Equity Fund (known as the Global Growth Fund prior to October 1, 1996) and to approve a subadvisory agreement with Morgan Stanley Asset Management Inc. (the "Morgan Subadvisory Agreement") with respect to the Global Equity Fund. On October 1, 1996, Morgan Stanley Asset Management Inc. ("Morgan Stanley") began serving as subadviser to the Global Equity Fund in reliance on Rule 15a-4 under the 1940 Act, which permits Morgan Stanley to serve as subadviser to the Portfolio, without shareholder approval, for a period of up to 120 days following the termination of the subadvisory agreement with Oechsle. Shareholders of the Global Equity Fund are now being asked to approve the Morgan Subadvisory Agreement.


                  Morgan Subadvisory Agreement

                  The Morgan Subadvisory Agreement reduces the subadvisory fees paid by the Adviser to the subadviser of the Global Equity Fund. See "Subadvisory Fee" below. In addition, the effective date of the Morgan Stanley Agreement is October 1, 1996. Otherwise, the Morgan Subadvisory Agreement is substantially identical to the prior subadvisory agreement for the Global Equity Fund.

                  Shareholder approval of the Morgan Subadvisory Agreement will not change the advisory fee or other expenses paid by the Global Equity Fund. However, because the Morgan Subadvisory Agreement reduces the subadvisory fees payable by the Adviser without changing the amount of advisory fees paid by the Portfolio, the agreement effectively increases the amount of fees retained by the Adviser.

                  Under the terms of both the Morgan Subadvisory Agreement and the prior subadvisory agreement for the Global Equity Fund, the subadviser manages the investment and reinvestment of the assets of the Global Equity Fund, subject to the supervision of the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

                  The foregoing description of the Morgan Subadvisory Agreement is not intended to be complete and is qualified in its entirety by reference to the text of that agreement, the form of which is attached hereto as Exhibit E. For additional information regarding the Morgan Subadvisory Agreement, see "Additional Information - Certain Provisions in the Advisory and Subadvisory Agreements" below.


                  Subadvisory Fee

                  As compensation for its services, Morgan Stanley receives a fee from the Adviser. The fee is stated as an annual percentage of the current value of the net assets of the Global Equity Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Global Equity Fund at the close of business on the previous business day of the Trust.

                  Current Subadvisory Fees. Effective October 1, 1996, the following are the subadvisory fees the Adviser currently is obligated (and, if the Morgan Subadvisory Agreement is approved by shareholders, will continue to be obligated) to pay Morgan Stanley out of the advisory fee it receives from the Global Equity Fund:

                  .500% of the first $50 million of the Portfolio's average daily net assets, .450% of the Portfolio's average daily net assets between $50 million and $200 million, .375% of the Portfolio's average daily net assets between $200 million and $500 million and .325% of the Portfolio's average net assets in excess of $500 million.


                  Prior Subadvisory Fees. Prior to October 1, 1996, the following are the subadvisory fees the Adviser was required to pay the former subadviser out of the advisory fee it received from the Global Equity Fund:

                  .550% of the first $200 million of the Portfolio's average daily net assets and .400% of the Portfolio's average net assets in excess of $200 million.

                  Subadvisory Fees Paid

                  For the fiscal year ended October 31, 1995 and the six months ended April 30, 1996, respectively, the Adviser paid $724,749 and $367,436 in subadvisory fees to Oechsle for management of the Global Equity Fund. If the Morgan Subadvisory Agreement had been in effect for the fiscal year ended October 31, 1995, and the six months ended April 30, 1996, respectively, the Adviser would have paid $617,964 and $312,240 in subadvisory fees to Morgan Stanley. This represents a decrease of 14.7% and 15.0%, respectively, from the fees actually paid under the Global Equity Fund's prior subadvisory agreement for such periods. In addition, had the Morgan Subadvisory Agreement been in effect for the fiscal year ended October 31, 1995 and the six months ended April 30, 1996, respectively, the Adviser would have retained an additional $106,785 and $55,196 in investment advisory fees, representing a 23.2% and 23.6% increase in advisory fees retained by the Adviser for such periods.

                  Management and Control of Morgan Stanley

                  Morgan Stanley is located at 1221 Avenue of the Americas, New York, NY 10020 and is a wholly-owned subsidiary of Morgan Stanley Group Inc., a corporation located at 1585 Broadway, New York, New York 10036. Morgan Stanley conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. At September 30, 1996, Morgan Stanley, together with its affiliated asset management companies, managed investments totaling $103.5 billion, including approximately $86.9 billion under active management and $16.6 billion as named fiduciary or fiduciary adviser.

                  For information on the principal executive officers and directors of Morgan Stanley, see Exhibit A hereto.

                  Brokerage Transactions

                  A description of the brokerage transactions for the Global Equity Fund is set forth under "Additional Information--Portfolio Brokerage" below.


                  Other Investment Companies Advised by Morgan Stanley

                  A list of other investment companies advised by Morgan Stanley having similar investment objectives to the Global Equity Fund is set forth in Exhibit C.


                  Advisory Agreement

                  For more information on the advisory agreement between the Trust and NASL Financial, see "Additional Information--Advisory Arrangements" below.


                  Shareholder and Board Approval of the Subadvisory Agreements

                  The subadvisory agreement between Oechsle and the Adviser with respect to the Global Equity Fund was approved by the Board on September 28, 1995 and by the shareholders of the Global Equity Fund on December 5, 1995. This approval occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The Morgan Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on September 27, 1996. Pursuant to Rule 15a-4 under the 1940 Act, Morgan can act as subadviser of the Portfolio, without shareholder approval, for up to 120 days after the termination date of the prior subadvisory agreement if its fees during that interim period do not exceed the prior subadvisory fees for the Portfolio. If shareholders do not approve the Morgan Subadvisory Agreement within this 120 day period, the Board will take such action as it deems advisable under the circumstances.


                  Board Considerations

                  The Board considered numerous factors in connection with accepting the resignation of Oechsle and approving the Morgan Subadvisory Agreement, including: (i) the nature and quality of the services being provided by Oechsle and the fees payable therefor, (ii) the nature and quality of the services to be provided by Morgan Stanley and the fees payable therefor, (iii) performance information regarding the Global Equity Fund relative to funds with similar investment objectives and policies, (iv) performance information regarding Morgan Stanley's management of portfolios with investment objectives and policies similar to the Global Equity Fund, (v) the cost and expected profitability to Morgan Stanley of providing portfolio management services to the Global Equity Fund and (vi) whether the proposed advisory fees and expense ratio of the Portfolio would be consistent with the fees and expense ratios of other comparable portfolios. In light of these factors, the Board considered the proposed subadvisory fee schedule to be fair and reasonable.

                  In evaluating the Morgan Subadvisory Agreement, the Board, in particular, took into account the fact that the Morgan Subadvisory Agreement will not change the overall advisory fee or other expenses paid by the Global Equity Fund. Further, the Board focused primarily on (i) the fact that the Portfolio had, for the prior two years, underperformed in comparison to its peer group and (ii) the performance of similar funds managed by Morgan Stanley. The Board also focused on the scope and quality of services to be provided by Morgan Stanley, as well as comparative fee and expense data.

                  The Board also was provided with an analysis of its fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding Morgan Stanley. A representative of Morgan Stanley gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Morgan Stanley's plans for the Global Equity Fund. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.


REQUIRED VOTE

                  Approval of the Morgan Subadvisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Global Equity Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Portfolio are represented at the Meeting in person or by proxy (a "Majority Vote").

                THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES,
             UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE GLOBAL
                       EQUITY FUND VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3A

     APPROVAL OF AN AMENDED SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND T.
        ROWE PRICE ASSOCIATES, INC. WITH RESPECT TO THE VALUE EQUITY FUND

                  At a meeting held September 27, 1996, the Board, including the Disinterested Trustees, voted to accept the resignation of Goldman Sachs Asset Management ("Goldman") as subadviser to the Value Equity Fund and to approve a subadvisory agreement (the "Interim T. Rowe Price Agreement") between the Adviser and T. Rowe Price Associates, Inc. ("T. Rowe Price"), with respect to the Value Equity Fund. On October 1, 1996, T. Rowe Price began serving as subadviser to the Value Equity Fund in reliance on Rule 15a-4 under the 1940 Act, which permits T. Rowe Price to serve as subadviser to the Portfolio, without shareholder approval, for a period of up to 120 days following the termination of the prior subadvisory agreement with Goldman and for a fee which does not exceed the subadvisory fee paid under that prior subadvisory agreement. The Board also approved an amendment to the Interim T. Rowe Price Agreement (as so amended, the "T. Rowe Price Subadvisory Agreement") which, subject to shareholder approval, would increase the subadvisory fees paid by the Adviser to
T. Rowe Price effective on or about January 1, 1997. Shareholders of the Value Equity Fund now are being asked to approve the T. Rowe Price Subadvisory Agreement.

                  In addition, due to the change in subadviser, on September 27, 1996, the Board unanimously approved changing the investment objective and certain non-fundamental policies of the Portfolio so that they would reflect T. Rowe Price's proposed investment strategies. In connection with the foregoing, the Board also approved changing the name of the Value Equity Fund to the Equity-Income Fund, effective on or about January 1, 1997. See Proposal 6 below for a description of the proposed change in the Portfolio's investment objective.


                  T. Rowe Price Subadvisory Agreement

                  The T. Rowe Price Subadvisory Agreement would increase the subadvisory fees paid by the Adviser to the subadviser of the Value Equity Fund. See "Subadvisory Fee" below. The proposed subadvisory fee increase would go into effect on or about January 1, 1997. Otherwise, the T. Rowe Price Subadvisory Agreement is substantially identical to the Portfolio's prior subadvisory agreement with Goldman, except for the effective date which (other than with respect to the fee increase) is October 1, 1996.

                  Under the terms of both the T. Rowe Price Subadvisory Agreement and the subadvisory agreement with Goldman, the subadviser manages the investment and reinvestment of the assets of the Value Equity Fund, subject to the supervision of the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

                  The foregoing description of the T. Rowe Price Subadvisory Agreement is not intended to be complete and is qualified in its entirety by reference to the text of that agreement, the form of which is attached hereto as Exhibit E. For additional information regarding the T. Rowe Price Subadvisory Agreement, see "Additional Information - Certain Provisions in the Advisory and Subadvisory Agreements" below.


                  Subadvisory Fee

                  As compensation for its services, T. Rowe Price receives a fee from the Adviser. The fee is stated as an annual percentage of the current value of the net assets of the Value Equity Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Value Equity Fund at the close of business on the previous business day of the Trust.

                   Proposed Subadvisory Fees. The following are the subadvisory fees the Adviser would be obligated, if the T. Rowe Price Subadvisory Agreement is approved by shareholders, to pay T. Rowe Price out of the advisory fee it receives from the Portfolio:

                  .400% of the first $50 million of the Portfolio's average daily net assets, .300% of the Portfolio's average daily net assets between $50 million and $200 million and .200% of the Portfolio's average daily net assets in excess of $200 million.

                   Current Subadvisory Fees. The following are the subadvisory fees the Adviser was required to pay the former subadviser (and the fees that the Adviser, pursuant to Rule 15a-4 and the Interim T. Rowe Price Agreement, currently is paying T. Rowe Price) out of the advisory fee it received from the
Portfolio:

                  .325% of the first $50 million of the Portfolio's average daily net assets, .275% of the Portfolio's average daily net assets between $50 million and $200 million, .225% of the Portfolio's average daily net assets between $200 million and $500 million and .150% of the Portfolio's average daily net assets in excess of $500 million.


                  Subadvisory Fees Paid

                  For the fiscal year ended October 31, 1995 and the six months ended April 30, 1996, respectively, the Adviser paid $323,912 and $196,064 in subadvisory fees to the prior subadviser for the Value Equity Fund for management of the Value Equity Fund. If the T. Rowe Price Subadvisory Agreement had been in effect for the fiscal year ended October 31, 1995 and the six moths ended April 30, 1996, respectively, the Adviser would have paid $376,086 and $224,606 in subadvisory fees to T. Rowe Price. This represents an increase of 16.1% and 14.6%, respectively, from the fees actually paid under the Portfolio's prior subadvisory agreement with Goldman for such periods.


                  Management and Control of T. Rowe Price

                  T. Rowe Price, founded in 1937 by the late Thomas Rowe Price, Jr., is located at 100 East Pratt Street, Baltimore, MD 21202. As of August 31, 1996, T. Rowe Price and its affiliates managed over $85 billion of assets for over four million individual and institutional investor accounts.

                  For information on the principal executive officers and directors of T. Rowe Price, see Exhibit A hereto.


                  Brokerage Transactions

                  A description of the brokerage transactions for the Value Equity Fund is set forth under "Additional Information--Portfolio Brokerage" below.


                  Other Investment Companies Advised by Subadvisers

                  A list of other investment companies advised by T. Rowe Price having similar investment objectives to the Value Equity Fund (assuming that Proposal 6 is approved by shareholders of the Value Equity Fund) is set forth in Exhibit C.

                  Advisory Agreement

                  For more information on the advisory agreement between the Trust and NASL Financial, see "Additional Information--Advisory Arrangements" below.


                  Shareholder and Board Approval of the Subadvisory Agreements

                  The subadvisory agreement between Goldman and the Adviser with respect to the Value Equity Fund was approved by the Board on September 28, 1995 and by the shareholders the Value Equity Fund on December 5, 1995. This approval occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The T. Rowe Price Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on September 27, 1996. Pursuant to Rule 15a-4 under the 1940 Act, T. Rowe Price can act as subadviser of the Portfolio, without shareholder approval, for up to 120 days after the termination date of the prior subadvisory agreement if its fees during that interim period do not exceed the prior subadvisory fees for the Portfolio. If shareholders do not approve the T. Rowe Price Subadvisory Agreement within this 120 day period, the Board will take such action as it deems advisable under the circumstances.


                  Board Considerations

                  The Board considered numerous factors in connection with accepting the resignation of Goldman and approving the T. Rowe Price Subadvisory Agreement, including: (i) the nature and quality of the services provided by Goldman and the fees payable therefor, (ii) the nature and quality of the services to be provided by T. Rowe Price and the fees payable therefor, (iii) performance information regarding the Value Equity Fund relative to funds with similar investment objectives and policies, (iv) performance information regarding T. Rowe Price's management of portfolios with investment objectives and policies similar to the Value Equity Fund (assuming the changes described in Proposal 6 below are approved), (v) the cost and expected profitability to T. Rowe Price for performing portfolio management services to the Value Equity Fund and (vi) whether the proposed advisory fees and expense ratio of the Portfolio would be consistent with the fees and expense ratios of other comparable portfolios. In light of these factors, the Board considered the proposed subadvisory fee schedule to be fair and reasonable.

                  In evaluating the T. Rowe Price Subadvisory Agreement, the Board focused primarily on (i) the fact that the Portfolio had, for the prior year, underperformed in comparison to its peer group and (ii) the performance of similar funds managed by T. Rowe Price. The Board also focused on the scope and quality of services to be provided by T. Rowe Price, as well as comparative fee and expense data.

                  The Board also was provided with an analysis of its fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding T. Rowe Price. A representative of T. Rowe Price gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about,
T. Rowe Price's plans for the Value Equity Fund. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.


REQUIRED VOTE

                  Approval of the T. Rowe Price Subadvisory Agreement will require a Majority Vote of the shareholders of the Value Equity Fund.


                THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES,
              UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE VALUE
                       EQUITY FUND VOTE "FOR" PROPOSAL 3A.

                                   PROPOSAL 3B

      APPROVAL OF AN AMENDMENT TO THE ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER, INCREASING THE ADVISORY FEE WITH RESPECT TO THE VALUE
                                   EQUITY FUND

                  This proposal will be presented for action at the meeting only if the subadvisory agreement proposed in Proposal 3A is approved at the Meeting.

                  In connection with the proposed increase in subadvisory fees payable by the Adviser to T. Rowe Price, on September 27, 1996, the Board, including the Disinterested Trustees, approved an amendment to the Advisory Agreement between the Trust and the Adviser (the "Advisory Agreement") increasing the advisory fees payable with respect to the Value Equity Fund by the same amount as the proposed subadvisory fee increase, as set forth below (the "Value Equity Amendment"). If such an increase is approved by shareholders of the Value Equity Fund, the amount of the advisory fee ultimately retained by the Adviser would remain the same as under the current agreement.

                  If approved by shareholders of the Balanced Fund, the Value Equity Amendment shall become effective on or about January 1, 1997.


                  Value Equity Amendment

                  The Value Equity Amendment affects the amount of advisory fee payable with respect to the Value Equity Fund and does not change any of the other terms of the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Portfolio. The Adviser is responsible for performing and paying for various services for the Trust, including selecting a subadviser to manage the Portfolio and paying the subadviser's fees from the advisory fees it receives. The Adviser monitors the compliance of the subadviser with the investment objectives and related policies as stated in the Trust's Prospectus, reviews the performance of the subadviser and reports periodically on such performance to the Board. The proposed increase in advisory fees for the Value Equity Fund is a direct result of the proposed increase in subadvisory fees payable by the Adviser to T. Rowe Price (see Proposal 3A). The amount of the advisory fee increase is equivalent to the proposed subadvisory fee increase.

                  For additional information regarding the Advisory Agreement and the subadvisory agreements, see "Additional Information" below. The foregoing description of the Advisory Agreement and the Value Equity Amendment is not intended to be complete and is qualified in its entirety by reference to the Advisory Agreement and the Value Equity Amendment, the forms of which are attached hereto as Exhibit D.


                  Advisory Fee

                  As compensation for its services, the Adviser receives a fee from the Value Equity Fund. The fee is stated as an annual percentage of the current value of the net assets of the Value Equity Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Value Equity Fund at the close of business on the previous business day of the Trust.

                   Proposed Advisory Fees. The following are the advisory fees the Portfolio will be obligated, upon the effectiveness of the Value Equity Amendment, to pay the Adviser:

                  .800% of the first $50 million of the Portfolio's average daily net assets, .700% of the Portfolio's average daily net assets between $50 million and $200 million and .600% of the Portfolio's average daily net assets in excess of $200 million.

                   Current Advisory Fees. The following are the advisory fees the Value Equity Fund currently pays to the Adviser:

                  .725% of the first $50 million of the Portfolio's average daily net assets, .675% of the Portfolio's average daily net assets between $50 million and $200 million, .625% of the Portfolio's average daily net assets between $200 million and $500 million and .550% of the Portfolio's average daily net assets in excess of $500 million.


                  Advisory Fees Paid

                  For the fiscal year ended October 31, 1995 and the six months ended April 30, 1996, respectively, the Value Equity Portfolio paid the Adviser $758,694 and $463,116 in advisory fees. If the Value Equity Amendment had been in effect for the fiscal year ended October 31, 1995 and the six months ended April 30, 1996, respectively, the Portfolio would have paid $810,868 and $490,928 in advisory fees to the Adviser, which represents an increase of 6.9% and 6.0% from the fees actually paid under the Advisory Agreement for such periods.


                  Current and Pro Forma Fees and Expenses

                  The following expense table and example compares the fees and expenses that an investor would incur either directly or indirectly as a holder of Class A, Class B or Class C shares of the Value Equity Fund under the current Advisory Agreement and the proposed Value Equity Amendment. The percentages shown below expressing existing annual fund operating expenses are based on the actual expenses of each class of the Value Equity Fund for the fiscal year ended October 31, 1995 and the pro forma expenses of each class of the Value Equity Fund as if the Value Equity Amendment had been in effect at the commencement of the Portfolio's fiscal year ending October 31, 1995.


                                                                CURRENT                                     PROPOSED
                                                -------------------------------------        --------------------------------------
                                                CLASS A        CLASS B        CLASS C        CLASS A         CLASS B        CLASS C
SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)........... 4.750%         None           None           4.750%          None           None


 Sales charge imposed on dividend reinvestment. None           None           None           None            None           None

 Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption price, whichever is lower)......... 1% first year* 5% first year  1% first       1% first year*  5% first year  1% first
                                                0% after first 5% second      year**         0% after first  5% second      year**
                                                year           year           0% after first year            year           0% after
                                                               4% third year  year                           4% third year  first
                                                               3% fourth                                     3% fourth      year
                                                               year                                          year
                                                               2% fifth year                                 2% fifth year
                                                               1% sixth year,                                1% sixth year,
                                                               and                                           and
                                                               0% after sixth                                0% after sixth
                                                               year                                          year
 Exchange Fee.................................. None           None           None           None            None           None

     * For purchases of $1 million or more made on or after May 1, 1995. ** For purchases made on or after May 1, 1995.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets after fee waivers and expense reimbursement in certain cases)

 Management fees............................... 0.725%         0.725%        0.725%        0.800%         0.800%        0.800%

 Rule 12b-1 fees............................... 0.350%         1.000%        1.000%        0.350%         1.000%        1.000%

 Other expenses* (after fee waiver)............ 0.265%         0.265%        0.265%        0.265%         0.265%        0.265%
                                                -----          -----         -----         -----          -----         -----

 Total fund operating expenses*
 (after fee waiver)............................ 1.340%         1.990%        1.990%        1.415%         2.065%        2.065%


   *Amounts listed under "Other expenses" and "Total fund operating expenses" in the table above for each class of the Value Equity Fund are based on the application of expense limitations (i) which were applicable during the fiscal year ended October 31, 1995, in the case of the current annual operating expenses, and (ii) which will be applicable, in the case of the proposed annual operating expenses. See "Additional Information--Advisory Arrangements" below. To the extent that actual expenses are lower than the expense limitations, "Other expenses" may vary as between classes of the Value Equity Fund as a result of certain class-specific incremental expenses being allocated to a particular class of shares. The Advisory Agreement and distribution plans applicable to the Portfolio operate to limit the "Total fund operating expenses" to the amounts listed in the fee table. Such contractual expense limits shall remain in effect unless the Adviser notifies the Trust (with 30 days notice) that it will not continue the limits.

EXAMPLE
         You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period:

                                                                CURRENT                                   PROPOSED
                                                ------------------------------------       ------------------------------------

                                                CLASS A        CLASS B+      CLASS C       CLASS A        CLASS B+      CLASS C


 1 Year........................................ $ 60           $ 70          $ 30          $ 61           $ 71          $ 31


 3 Years....................................... $ 88           $102          $ 62          $ 90           $105          $ 65

 5 Years....................................... $117           $127          $107          $121           $131          $111

 10 Years...................................... $201           $200 *        $232          $209           $208          $239


         You would pay the following expenses on a $1,000 investment assuming a 5% annual return and no redemption:

                                                                CURRENT                                   PROPOSED
                                                ------------------------------------       ------------------------------------

                                                CLASS A        CLASS B+      CLASS C       CLASS A        CLASS B+      CLASS C


 1 Year........................................ $ 60           $ 20          $ 20           $61           $ 21          $ 21


 3 Years....................................... $ 88           $ 62          $ 62           $90           $ 65          $ 65

 5 Years....................................... $117           $107          $107          $121           $111          $111

 10 Years...................................... $201           $200*         $232          $209           $208          $239



   +Reflects the conversion to Class A shares six years after purchase and, therefore, years seven through ten reflect Class A expenses.

         The purpose of the foregoing table and example is to assist investors in understanding the various costs and expenses that an investor in the Value Equity Fund would bear either directly or indirectly under the current Advisory Agreement and the proposed Value Equity Amendment. The payment of such costs and expenses will reduce the investment return on an annual basis. Except where noted, the information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%.

                  Management and Control of the Adviser

                  The Adviser is located at 116 Huntington Avenue, Boston, Massachusetts 02116 and is a wholly-owned subsidiary of North American Life Insurance Company ("Security Life"), a Delaware stock life insurance company, the controlling ultimate parent of which is Manulife, a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996. Security Life was a wholly-owned subsidiary of NAL, a Canadian mutual life insurance company. On January 1, 1996, NAL and Manulife merged, with the combined company retaining the name Manulife.

                  For information on the principal executive officers and directors of the Adviser, see "Additional Information---Management and Control of the Adviser" below.


                  Brokerage Transactions

                  A description of the brokerage transactions for the Value Equity Fund is set forth under "Additional Information--Portfolio Brokerage" below.


                  Other Investment Companies Advised by Advisor

                  A list of other investment companies advised by the Adviser having similar investment objectives to the Value Equity Fund is set forth in Exhibit B.


                  Shareholder and Board Approval of the Advisory Agreement

                  The Advisory Agreement was approved by the Board on September 28, 1995 and by the shareholders of the Value Equity Fund on December 5, 1995. The foregoing approval occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The Value Equity Amendment was approved by the Board on September 27, 1996.


                  Board Considerations

                  In considering the Value Equity Amendment and the Value Equity Fund's new fee schedule, the Board considered numerous factors including: (i) the nature and quality of the services provided by the Adviser and the fees payable therefor, (ii) the cost and expected profitability to the Adviser for performing portfolio management services to the Value Equity Fund and (iii) whether the proposed advisory fees and expense ratio of the Portfolio would be consistent with the fees and expense ratios of other comparable portfolios. In light of these factors, the Board considered the proposed advisory fee schedule to be fair and reasonable.

                  Most importantly, the Board considered the fact that the new fee schedule would not increase the amount retained by the Adviser; rather, the entire amount of the increased advisory fee would be used to pay the increased subadvisory fees described in Proposal 3A. The Board's consideration of the increased subadvisory fee is described in "Proposal 3A---Board Considerations" above.

                  The Board also was provided with an analysis of its fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding the Adviser. A representative of the Adviser gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, the Adviser's plans for the Value Equity Fund. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.

REQUIRED VOTE

                  Approval of the Value Equity Amendment will require a Majority Vote of the shareholders of Value Equity Fund.

                THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES,
              UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE VALUE
                       EQUITY FUND VOTE "FOR" PROPOSAL 3B.



                                   PROPOSAL 4A

      APPROVAL OF AN AMENDED SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND
        FOUNDERS ASSET MANAGEMENT, INC. WITH RESPECT TO THE BALANCED FUND

         At a meeting held September 27, 1996, the Board, including the Disinterested Trustees, voted to accept the resignation of Goldman as subadviser to the Balanced Fund (known as the Asset Allocation Fund prior to October 1,
1996) and to approve a subadvisory agreement (the "Interim Founders Agreement") between the Adviser and Founders Asset Management, Inc. ("Founders") with respect to the Balanced Fund. On October 1, 1996, Founders began serving as subadviser to the Balanced Fund in reliance on Rule 15a-4 under the 1940 Act, which permits Founders to serve as subadviser to the Portfolio, without shareholder approval, for a period of up to 120 days following the termination of the prior subadvisory agreement with Goldman and for a fee which does not exceed the subadvisory fee paid under that prior subadvisory agreement. The Board also approved an amendment to the Interim Founders Agreement (as so amended, the "Founders Subadvisory Agreement") which, subject to shareholder approval, would increase the subadvisory fee paid by the Adviser to Founders effective on or about January 1, 1997. Shareholders of the Balanced Fund now are being asked to approve the Founders Subadvisory Agreement.

                  In addition, due to the change in subadviser, on September 27, 1996, the Board unanimously approved changing the investment objective and certain non-fundamental policies of the Portfolio so that they would reflect Founders' investment strategies. In connection with the foregoing, the Board also approved changing the name of the Asset Allocation Fund to the Balanced Fund, effective October 1, 1996. See Proposal 7 hereto for a description of the proposed change in the Balanced Fund's investment objective.


                  Founders Subadvisory Agreement

                  The Founders Subadvisory Agreement would increase the subadvisory fees paid by the Adviser to the subadviser of the Balanced Fund. See "Subadvisory Fee" below. The proposed subadvisory fee increase would go into effect on or about January 1, 1997. Otherwise, the Founders Subadvisory Agreement is substantially identical to the Portfolio's prior subadvisory agreement with Goldman, except for the effective date which (other than with respect to the fee increase) is October 1, 1996.

                  Under the terms of both the Founders Subadvisory Agreement and the prior subadvisory agreement with Goldman, the subadviser manages the investment and reinvestment of the assets of the Balanced Fund, subject to the supervision of the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies as outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

                   The foregoing description of the Founders Subadvisory Agreement is qualified in its entirety by reference to the text of that agreement, the form of which is attached hereto as Exhibit E. For additional information regarding the Founders Subadvisory Agreement, see "Additional Information - Certain Provisions in the Advisory and Subadvisory Agreements" below.


                  Subadvisory Fee

                  As compensation for its services, Founders receives a fee from the Adviser. The fee is stated as an annual percentage of the current value of the net assets of the Balanced Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Balanced Fund at the close of business on the previous business day of the Trust.

                  Proposed Subadvisory Fees. The following are the subadvisory fees the Adviser would be obligated, if the Founders Subadvisory Agreement is approved by shareholders, to pay Founders out of the advisory fee it receives from the Portfolio:

                  .375% of the first $50 million of the Portfolio's average daily net assets, .325% of the Portfolio's average daily net assets between $50 million and $200 million, .275% of the Portfolio's average daily net assets between $200 million and $500 million and .225% of the Portfolio's average daily net assets in excess of $500 million.

                  Current Subadvisory Fees. The following is a schedule of the subadvisory fees the Adviser, pursuant to the prior subadvisory agreement with Goldman, was required to pay the former subadviser (and, pursuant to Rule 15a-4 and the Interim Founders Agreement, currently is paying Founders) out of the advisory fee:

                  .325% of the first $50 million of the Portfolio's average daily net assets, .275% of the Portfolio's average daily net assets between $50 million and $200 million, .225% of the Portfolio's average daily net assets between $200 million and $500 million and .150% of the Portfolio's average daily net assets in excess of $500 million.


                  Subadvisory Fees Paid

                  For the fiscal year ended October 31, 1995 and the six months ended April 30, 1996, the Adviser paid $294,932 and $155,481 in subadvisory fees to the prior subadviser for the Balanced Fund for management of the Portfolio. If the Founders Subadvisory Agreement had been in effect for the fiscal year ended October 31, 1995 and April 30, 1996, the Adviser would have paid $344,011 and $180,988 in subadvisory fees to Founders. This would have represented an increase of 16.6% and 16.4% from the fees actually paid under the Portfolio's prior subadvisory agreement with Goldman for such periods.


                  Management and Control of Founders

                  Founders, located at 2930 East Third Avenue, Denver, Colorado 80206, is a registered investment adviser first established as an asset manager in 1938. Bjorn K. Borgen, Chairman, Chief Executive Officer and Chief Investment Officer of Founders, owns 100% of the voting stock of Founders.

                  For information on the principal executive officers and directors of Founders, see Exhibit A.


                  Brokerage Transactions

                  A description of the brokerage transactions for the Balanced Fund is set forth under "Additional Information--Portfolio Brokerage" below.

                  Other Investment Companies Advised by Subadvisers

                  A list of other investment companies advised by Founders having similar investment objectives to the Balanced Fund (assuming that Proposal 7 is approved by shareholders of the Balanced Fund) is set forth in Exhibit C.


                  Advisory Agreement

                  For more information on the advisory agreement between the Trust and NASL Financial, see "Additional Information--Advisory Arrangements" below.


                  Shareholder and Board Approval of the Subadvisory Agreements

                  The subadvisory agreement between Goldman and the Adviser with respect to the Balanced Fund was approved by the Board on September 28, 1995 and by the shareholders of the Balanced Fund on December 5, 1995. The foregoing approvals occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The Founders Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on September 27, 1996. Pursuant to Rule 15a-4 under the 1940 Act, Founders can act as subadviser of the Portfolio, without shareholder approval, for up to 120 days after the termination date of the prior subadvisory agreement if its fees during that interim period do not exceed the prior subadvisory fees for the Portfolio. If shareholders do not approve the Founders Subadvisory Agreement within this 120 days period, the Board will take such action as it deems advisable under the circumstances.


                  Board Considerations

                  The Board considered numerous factors in connection with accepting the resignation of Goldman as subadviser to the Balanced Fund and approving the Founders Subadvisory Agreement, including: (i) the nature and quality of the services provided by Goldman and the fees payable therefor, (ii) the nature and quality of the services to be provided by Founders and the fees payable therefor, (iii) performance information regarding the Balanced Fund relative to funds with similar investment objectives and policies, (iv) performance information regarding Founders' management of portfolios with investment objectives and policies similar to the Balanced Fund (assuming the changes described in Proposal 7 below are approved), (v) the cost and expected profitability to Founders for performing portfolio management services to the Balanced Fund and (vi) whether the proposed advisory fees and expense ratio of the Portfolio would be consistent with the fees and expense ratios of other comparable portfolios. In light of these factors, the Board considered the proposed subadvisory fee schedule to be fair and reasonable.

                  In evaluating the Founders Subadvisory Agreement, the Board focused primarily (i) on the fact that the Portfolio had, for the prior year, underperformed in comparison to its peer group and (ii) the performance of similar funds managed by Founders. The Board also focused on the scope and quality of services provided by Founders as well as comparative fee and expense data.

                  The Board also was provided with an analysis of its fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding Founders. A representative of Founders gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, Founders' plans for the Balanced Fund. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.

REQUIRED VOTE

                  Approval of the Founders Subadvisory Agreement will require a Majority Vote of the shareholders of the Balanced Fund.

                THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES,
                 UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
                      BALANCED FUND VOTE "FOR" PROPOSAL 4A.



                                   PROPOSAL 4B

      APPROVAL OF AN AMENDMENT TO THE ADVISORY AGREEMENT BETWEEN THE TRUST
        AND THE ADVISER INCREASING THE ADVISORY FEE FOR THE BALANCED FUND

                  This proposal will be presented for action at the meeting only if the subadvisory agreement proposed in Proposal 4A is approved at the Meeting.

                  In connection with the proposed increase in subadvisory fees payable by the Adviser to Founders, on September 27, 1996, the Board, including the Disinterested Trustees, approved an amendment to the Advisory Agreement, increasing the advisory fees payable with respect to the Balanced Fund by the same amount as the proposed subadvisory increase, as set forth below (the "Balanced Fund Amendment" and, together with the Value Equity Amendment, the "Advisory Agreement Amendments"). If such an increase is approved by shareholders of the Balanced Fund, the amount of the advisory fee ultimately retained by the Adviser would remain the same as under the current agreement.

                  If approved by shareholders of the Balanced Fund, the Balanced Fund Amendment shall become effective on or about January 1, 1997.


                  Balanced Fund Amendment

                  The Balanced Fund Amendment affects the amount of the advisory fee payable with respect to the Balanced Fund and does not change any other terms of the Advisory Agreement. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Portfolio. The Adviser is responsible for performing and paying for various services for the Trust, including selecting a subadviser to manage the Portfolio and paying the subadviser's fees from the advisory fees it receives. The Adviser monitors the compliance of such subadviser with the investment objectives and related policies as stated in the Trust's Prospectus and reviews the performance of such subadviser and reports periodically on such performance to the Board. The proposed increase in advisory fees is a direct result of the proposed increase in subadvisory fees payable by the Adviser to Founders (see Proposal 4A). The amount of the advisory fee increase is equivalent to the proposed subadvisory fee increase.

                  For additional information regarding the Advisory Agreement and the subadvisory agreements, see "Additional Information" below. The foregoing description of the Advisory Agreement and the Balanced Fund Amendment is not intended to be complete and is qualified in its entirety by reference to the text of the Advisory Agreement and the Balanced Fund Amendment, the forms of which are attached hereto as Exhibit D.


                  Advisory Fee

                  As compensation for its services, the Adviser receives a fee from the Balanced Fund. The fee is stated as an annual percentage of the current value of the net assets of the Balanced Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Balanced Fund at the close of business on the previous business day of the Trust.

                  Proposed Advisory Fees. The following are the advisory fees the Balanced Fund will be obligated, upon the effectiveness of the Balanced Fund Amendment, to pay the Adviser:

                  .775% of the first $50 million of the Portfolio's average daily net assets, .725% of the Portfolio's average daily net assets between $50 million and $200 million, .675% of the Portfolio's average daily net assets between $200 million and $500 million and .625% of the Portfolio's average daily net assets in excess of $500 million.

                  Current Advisory Fees. The following are the advisory fees the Balanced Fund currently pays to the Adviser:

                  .725% of the first $50 million of the Portfolio's average daily net assets, .675% of the Portfolio's average daily net assets between $50 million and $200 million, .625% of the Portfolio's average daily net assets between $200 million and $500 million and .550% of the Portfolio's average daily net assets in excess of $500 million.


                  Advisory Fees Paid

                  For the fiscal year ended October 31, 1995 and the six months ended April 30, 1996, respectively, the Balanced Fund paid the Adviser $687,562 and $363,502 in advisory fees. If the Balanced Fund Amendment had been in effect for the fiscal year ended October 31, 1995 and the six months ended April 30, 1996, respectively, the Portfolio would have paid $736,640 and $388,441 in advisory fees to the Adviser. This would have represented an increase of 7.1% and 6.9%, respectively, from the fees actually paid under the Advisory Agreement for the prior periods.


                  Current and Pro Forma Fees and Expenses

                  The following expense table compares the fees and expenses that an investor would incur either directly or indirectly as a holder of Class A, Class B or Class C shares of the Balanced Fund under the current Advisory Agreement and the proposed Balanced Fund Amendment. The percentages shown below expressing existing annual fund operating expenses are based on the actual expenses of each class of the Balanced Fund for the fiscal year ended October 31, 1995 and the pro forma expenses of each class of the Balanced Fund as if the Balanced Fund Amendment had been in effect at the commencement of the Portfolio's fiscal year ending October 31, 1995.

                                                                  CURRENT                                   PROPOSED
                                                ------------------------------------       ------------------------------------
                                                CLASS A        CLASS B       CLASS C       CLASS A        CLASS B       CLASS C

SHAREHOLDER TRANSACTION EXPENSES

 Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)........... 4.750%         None          None          4.750%         None          None


 Sales charge imposed on dividend reinvestment. None           None          None          None           None          None


 Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption price, whichever is lower)......... 1% first year* 5% first year  1% first       1% first year* 5% first year   1% first
                                                0% after first 5% second      year**         0% after first 5% second       year**
                                                year           year           0% after first year           year            0% after
                                                               4% third year  year                          4% third year   first
                                                               3% fourth                                    3% fourth       year
                                                               year                                         year
                                                               2% fifth year                                2% fifth year
                                                               1% sixth year,                               1% sixth year,
                                                               and                                          and
                                                               0% after sixth                               0% after sixth
                                                               year                                         year

 Exchange Fee.................................. None           None           None           None           None            None

*    For purchases of $1 million or more made on or after May 1, 1995.
**   For purchases made on or after May 1, 1995.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets after fee waivers and expense reimbursement in certain cases)

 Management fees............................... 0.725%         0.725%         0.725%         0.775%         0.775%          0.775%

 Rule 12b-1 fees............................... 0.350%         1.000%         1.000%         0.350%         1.000%          1.000%

 Other expenses* (after fee waiver)............ 0.265%         0.265%         0.265%         0.265%         0.265%          0.265%
                                                -----          -----          -----          -----          -----           -----

 Total fund operating expenses*
 (after fee waiver)............................ 1.340%         1.990%         1.990%         1.390%         2.040%          2.040%



   *Amounts listed under "Other expenses" and "Total fund operating expenses" in the table above for each class of the Balanced Fund are based on the application of expense limitations (i) which were applicable during the fiscal year ended October 31, 1995, in the case of the current annual operating expenses, and (ii) which will be applicable, in the case of the proposed annual operating expenses. See "Additional Information--Advisory Arrangements" below. To the extent that actual expenses are lower than the expense limitations, "Other expenses" may vary as between classes of the Balanced Fund as a result of certain class-specific incremental expenses being allocated to a particular class of shares. The Advisory Agreement and the distribution plans applicable to the Portfolio operate to limit the "Total fund operating expenses" to the amounts listed in the fee table. See "Additional Information" below. Such contractual expense limits shall remain in effect unless the Adviser notifies the Trust (with 30 days notice) that it will not continue the limits.

EXAMPLE
         You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period:


                                                              CURRENT                                   PROPOSED
                                                ------------------------------------       ------------------------------------

                                                CLASS A        CLASS B+      CLASS C       CLASS A        CLASS B+      CLASS C

 1 Year........................................ $ 60           $ 70          $ 30          $ 61           $ 71          $ 21


 3 Years....................................... $ 88           $102          $ 62          $ 89           $ 104         $ 64

 5 Years....................................... $117           $127          $107          $120           $130          $110

 10 Years...................................... $201           $200 *        $232          $206           $205          $237


         You would pay the following expenses on a $1,000 investment assuming a 5% annual return and no redemption:

                                                                CURRENT                                   PROPOSED

                                                ------------------------------------       ------------------------------------
                                                CLASS A        CLASS B+      CLASS C       CLASS A        CLASS B+      CLASS C

 1 Year........................................ $ 60           $ 20          $ 20          $ 61           $ 21          $ 31


 3 Years....................................... $ 88           $ 62          $ 62          $ 89           $ 64          $ 64

 5 Years....................................... $117           $107          $107          $120           $110          $110

 10 Years...................................... $201           $200 *        $232          $206           $205          $237


   +Reflects the conversion to Class A shares six years after purchase and, therefore, years seven through ten reflect Class A expenses.

                  The purpose of the foregoing table and example is to assist investors in understanding the various costs and expenses that an investor in the Balanced Fund would bear either directly or indirectly under the current Advisory Agreement and the proposed Balanced Fund Amendment. The payment of such costs and expenses will reduce the investment return on an annual basis. Except where noted, the information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE PORTFOLIO'S PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%.


                  Management and Control of the Adviser

                  The Adviser is located at 116 Huntington Avenue, Boston, Massachusetts 02116. For information on the direct and indirect parents, and the principal executive directors and officers of the Adviser, see "Proposal 3B--Management and Control of the Adviser."


                  Brokerage Transactions

                  A description of the brokerage transactions for the Balanced Fund is set forth under "Additional Information--Portfolio Brokerage" below.

                  Other Investment Companies Advised by the Adviser

                  A list of other investment companies advised by the Adviser having similar investment objectives to the Balanced Fund is set forth in Exhibit B.


                  Shareholder and Board Approval of the Advisory Agreement

                  The Advisory Agreement was approved by the Board on September 28, 1995 and by the shareholders of the Balanced Fund on December 5, 1995. The foregoing approvals occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.
                  The Balanced Fund Amendment was approved by the Board on September 27, 1996.


                  Board Considerations

                  In considering the Balanced Fund Amendment and the Balanced Fund's new fee schedule, the Board considered numerous factors including: (i) the nature and quality of the services provided by the Adviser and the fees payable therefor, (ii) the cost and expected profitability to the Adviser for performing portfolio management services to the Balanced Fund and (iii) whether the proposed advisory fees and expense ratio of the

Portfolio would be consistent with the fees and expense ratios of other comparable portfolios. In light of these factors, the Board considered the proposed advisory fee schedule to be fair and reasonable.

                  Most importantly, the Board considered the fact that the new fee schedule would not increase the amount retained by the Adviser; rather, the entire amount of the increased advisory fee would be used to pay the increased subadvisory fees described in Proposal 4A. The Board's consideration of the increased subadvisory fee is described in "Proposal 4A---Board Considerations" above.

                  The Board also was provided with an analysis of its fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding the Adviser. A representative of the Adviser gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, the Adviser's plans for the Balanced Fund. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.


REQUIRED VOTE

                  Approval of the Balanced Fund Amendment will require a Majority Vote of the shareholders of the Balanced Fund.


                THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES,
                 UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
                      BALANCED FUND VOTE "FOR" PROPOSAL 4B.

                                   PROPOSAL 5

           APPROVAL OF A SUBADVISORY AGREEMENT BETWEEN THE ADVISER AND MANUFACTURERS ADVISER CORPORATION WITH RESPECT TO THE MONEY MARKET FUND

                  At a meeting held September 27, 1996, the Board, including the Disinterested Trustees, voted to accept the resignation of Wellington Management Company ("Wellington") as subadviser to the Money Market Fund and to approve a subadvisory agreement with MAC with respect to the Money Market Fund (the "MAC Subadvisory Agreement"). On October 1, 1996, MAC began serving as subadviser to the Money Market Fund in reliance on Rule 15a-4 under the 1940 Act, which permits MAC to serve as subadviser to the Portfolio, without shareholder approval, for a period of up to 120 days following the termination of the prior subadvisory agreement with Wellington. Shareholders of the Money Market Fund are now being asked to approve the MAC Subadvisory Agreement.

                  Subadvisory Agreement

                  The MAC Subadvisory Agreement is substantially identical to the prior subadvisory agreement for the Money Market Fund. The effective date of the MAC Subadvisory Agreement is October 1, 1996. SHAREHOLDER APPROVAL OF THE MAC SUBADVISORY AGREEMENT WILL NOT CHANGE THE SUBADVISORY FEE PAID BY THE ADVISER OR THE ADVISORY FEE OR OTHER EXPENSES PAID BY THE MONEY MARKET FUND. SEE "SUBADVISORY FEE" BELOW.

                  Under the terms of both the MAC Subadvisory Agreement and the prior subadvisory agreement for the Money Market Fund, the subadviser manages the investment and reinvestment of the assets of the Money Market Fund, subject to the supervision of the Board. The subadviser formulates a continuous investment program for the Portfolio consistent with its investment objectives and policies outlined in the Trust's Prospectus. The subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the Portfolio.

                  The foregoing description of the MAC Subadvisory Agreement is qualified in its entirety by reference to the text of that agreement, the form of which is attached hereto as Exhibit E. For additional information regarding the MAC Subadvisory Agreement, see "Additional Information - Certain Provisions in the Advisory and Subadvisory Agreements" below.

                  Subadvisory Fee

                  As compensation for its services, MAC receives a fee from the Adviser. The fee is stated as an annual percentage of the current value of the net assets of the Money Market Fund. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for the Portfolio, and multiplying this product by the value of the net assets of the Money Market Fund at the close of business on the previous business day of the Trust.

                  The following are the subadvisory fees the Adviser currently is obligated (and, if the MAC Subadvisory Agreement is approved by shareholders, will continue to be obligated) to pay MAC out of the advisory fee it receives from the Money Market Fund:

                  .075% of the first $500 million of the Portfolio's average daily net assets and .020% of the Portfolio's average daily net assets in excess of $500 million.

                  The foregoing subadvisory fees are identical to the fees the prior subadvisory agreement for the Money Market Fund, which has been terminated as noted above.

                  Subadvisory Fees Paid

                  For the fiscal year ended October 31, 1995 and for the six months ended April 30, 1996, respectively, the Adviser paid $16,615 and $6,806 in subadvisory fees to Wellington for management of the Money Market Fund. The Adviser would have paid the same amount to MAC if the MAC Subadvisory Agreement been effective for such periods because the subadvisory fees under the MAC Subadvisory Agreement are identical to the subadvisory fees under the prior subadvisory agreement for the Money Market Fund.

                  Management and Control of MAC

                  MAC, founded in 1970, is an indirect wholly-owned subsidiary of Manulife, the ultimate parent of the Adviser. As a result, MAC is an "affiliated person" (as defined in the 1940 Act) of the Adviser. Both companies are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

                  For information on the principal executive officers and directors of MAC, see Exhibit A hereto.

                  Brokerage Transactions

                  A description of the brokerage transactions for the Money Market Fund is set forth under "Additional Information--Portfolio Brokerage" below.

                  Other Investment Companies Advised by Subadviser

                  A list of other investment companies advised by MAC having similar investment objectives to the Money Market Fund is set forth in Exhibit C.

                  Advisory Agreement

                  For more information on the advisory agreement between the Trust and NASL Financial, see "Additional Information--Advisory Arrangements" below.

                  Shareholder and Board Approval of the Subadvisory Agreements

                  The prior subadvisory agreement for the Money Market Fund was approved by the Board on September 28, 1995 and by the shareholders of the Money Market Fund on December 5, 1995. These approval occurred in connection with the indirect change in control of NASL Financial due to the merger of Manulife with NASL Financial's then-parent, NAL.

                  The MAC Subadvisory Agreement was approved by the Board, including a majority of the Disinterested Trustees, on September 27, 1996. Pursuant to Rule 15a-4 under the 1940 Act, MAC may act as subadviser to the Portfolio, without shareholder approval, for up to 120 days after the termination date of the prior subadvisory agreement for the Portfolio. If shareholders do not approve the MAC Subadvisory Agreement within this 120 day period, the Board will take such action as it deems advisable under the circumstances.

                  Board Considerations

                  The Board considered numerous factors in connection with accepting the resignation of Wellington and the approval of the MAC Subadvisory Agreement, including: (i) the nature and quality of the services being provided by Wellington and the fees payable therefor, (ii) the nature and quality of the services to be provided by MAC and the fees payable therefor, (iii) performance information regarding the Money Market Fund, (iv) performance information regarding MAC's management of portfolios with investment objectives and policies similar to the Money Market Fund and (v) the cost and expected profitability to MAC of providing portfolio management services to the Portfolio. In light of these factors, the Board considered the proposed subadvisory fee schedule to be fair and reasonable.

                  In evaluating the MAC Subadvisory Agreement, the Board, in particular, focused on the scope and quality of services to be provided by MAC, as well as comparative fee and expense data. In addition, the Board also took into account the fact that the MAC Subadvisory Agreement will not change the advisory fee or other expenses paid by the Money Market Fund or the subadvisory fee paid to the subadvisor.

                  The Board was also provided with an analysis of the Board's fiduciary obligations. At the meeting held on September 27, 1996, the Board reviewed its fiduciary duties and discussed the information provided regarding MAC. A representative of MAC gave a presentation and responded to questions from the Trustees. There was an extended discussion of, and questioning about, MAC's plans for the Money Market Fund. Throughout the review process, the Disinterested Trustees had the assistance of legal counsel.

REQUIRED VOTE

                  Approval of the MAC Subadvisory Agreement will require a Majority Vote of shareholders of the Money Market Fund.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS
       THAT SHAREHOLDERS OF THE MONEY MARKET FUND VOTE "FOR" PROPOSAL 5.

                                   PROPOSAL 6

                APPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE
                            OF THE VALUE EQUITY FUND

                  As described in Proposal 3A, effective October 1, 1996, T. Rowe Price replaced Goldman as subadviser to the Value Equity Fund pursuant to Rule 15a-4 under the 1940 Act. Due to the change in subadviser, the Board, including each of the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the proposed investment strategy of T. Rowe Price.

                  The current investment objective of the Value Equity Fund is to seek long-term growth of capital. If shareholders approve this Proposal, the Portfolio's investment objective instead will be to seek to provide substantial dividend income as well as long-term capital appreciation. There can be no assurance that the Portfolio will attain its investment objective. In connection with this change, the Board has approved changing the name of the Portfolio to the Equity-Income Fund, effective on our about January 1, 1997. The investment objective of the Portfolio is a fundamental policy, which means that, under the 1940 Act, it may not be changed without the approval of shareholders of the Portfolio.

                  The changes to the Portfolio's non-fundamental investment policies do not require shareholder approval. Such changes will be implemented upon the effectiveness of the change to the Portfolio's fundamental investment objective proposed above. Upon implementation of such changes, T. Rowe Price will seek to attain the Portfolio's investment objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation. Under normal circumstances, the Portfolio will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. The Portfolio will generally consider companies with the following characteristics: (i) established operating histories; (ii) above-average current dividend yield relative to the average yield of the S&P 500; (iii) low price/earnings ratios relative to the S&P 500; (iv) sound balance sheets and other financial characteristics; and (v) low stock price relative to a company's underlying value as measured by assets, earnings, cash flow, or business franchises.

                  The Portfolio will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. Finding undervalued stocks requires considerable research to identify the particular stock, to analyze the company's underlying financial condition and prospects, and to assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

                  The Portfolio also will be able to purchase other types of securities, for example, foreign securities, preferred stocks, convertible stocks and bonds, and warrants, when considered consistent with the Portfolio's investment objective and program. The Portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the Portfolio will be able to invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

                  The Portfolio also will be able to invest in debt securities of any type including municipal securities without regard to quality or rating. The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The Portfolio will not purchase a noninvestment-grade debt security (or junk bond) if immediately after such purchase the Portfolio would have more than 10% of its total assets invested in such securities.

                  The Portfolio also will be able to engage in a variety of investment management practices, such as buying and selling futures and options. Risks associated with these investment management practices are described in the Trust's current Prospectus. The Portfolio also will be able to invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The risks of investing in such hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Reference is made to the Trust's current Prospectus for a description of such risks. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may also carry greater liquidity risks because the instruments are often "customized" to meet the portfolio needs of a particular investor and, therefore, the number of investors that are willing to buy such instruments in the secondary market may be smaller than for more traditional debt securities. The various risks described above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

                  The Portfolio will be subject to special risks as a result of its ability to invest up to 25% of its total assets in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). Risks associated with such investments are described in the Portfolio's current Prospectus. The Portfolio will also be authorized to use all of the various investment strategies referred to under "Hedging and Strategic Transactions" in the Trust's current Prospectus. The Trust's current Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

REQUIRED VOTE

                  Approval of the proposal to change the Portfolio's investment objective will require a Majority Vote of the shareholders of the Portfolio.

                  If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on or about January 1, 1997.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS
       THAT SHAREHOLDERS OF THE VALUE EQUITY FUND VOTE "FOR" PROPOSAL 6.

                                   PROPOSAL 7

                           APPROVAL OF A CHANGE TO THE
                    INVESTMENT OBJECTIVE OF THE BALANCED FUND

                  As described in Proposal 4A, effective October 1, 1996, Founders replaced Goldman as subadviser to the Balanced Fund (which was known as the Asset Allocation Fund prior to that date) pursuant to Rule 15a-4 under the 1940 Act. Due to the change in subadviser, the Board, including the Disinterested Trustees, has considered and unanimously approved (on the recommendation of the Adviser) changing the investment objective and certain non-fundamental policies of the Portfolio to reflect the investment strategies of Founders. In connection with the foregoing, the Board changed the name of the Portfolio to the Balanced Fund, effective October 1, 1996.

                  The current investment objective of the Balanced Fund is to obtain the highest total return consistent with a moderate level of risk tolerance. As part of its investment objective, the Portfolio currently attempts to limit declines in the value of its portfolio in very adverse market conditions to 10% over any twelve month period. If shareholders approve this Proposal, the Portfolio's investment objective instead will be to seek current income and capital appreciation, and the Portfolio no longer will be required to attempt to comply with the foregoing 10% limit on declines in portfolio value. As a result, if this Proposal is approved, the Portfolio will have greater flexibility to pursue capital appreciation, although shareholders will be subject to a potentially greater risk of declines in portfolio value when investing in the Portfolio, especially during adverse market conditions. There can be no assurance that the Portfolio will attain its investment objective.
The investment objective of the Portfolio is a fundamental policy, which means that, under the not be changed without the approval of shareholders of the Portfolio.

                  The changes to the Portfolio's non-fundamental investment policies did not require shareholder approval, and became effective on October 1, 1996. Among other things, such changes modified the Portfolio's investment policies to permit it to invest up to 5% of its total assets in non-investment grade securities (i.e. rated Ba or lower by Moody's Investors Service ("Moody's") or BB or lower by Standard & Poor's ("S&P")) and to invest up to 30%, rather than 20%, of its total assets in the securities of foreign issuers. The Portfolio currently does not intend to invest in securities rated lower than B by Moody's or S&P. The changes made to the Portfolio's non-fundamental investment policies, and risks associated therewith, are fully set forth in the Trust's current Prospectus, as supplemented by a prospectus supplement dated October 1, 1996.

REQUIRED VOTE

                  Approval of the proposed change to the Portfolio's investment objective will require a Majority Vote of the shareholders of the Portfolio.

                  If shareholders approve the proposed change to the Portfolio's investment objective, such change will become effective on or about January 1, 1997.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS
         THAT SHAREHOLDERS OF THE BALANCED FUND VOTE "FOR" PROPOSAL 7.

                                   PROPOSAL 8

   APPROVAL OF A PROPOSAL TO PERMIT THE ADVISER, IN THE FUTURE, TO SELECT AND
         CONTRACT WITH SUBADVISERS FOR THE PORTFOLIOS WITHOUT OBTAINING
                              SHAREHOLDER APPROVAL

                  On August 29, 1996, the Trust and the Adviser filed an exemptive application with the Securities and Exchange Commission ("SEC") requesting relief from the requirement of Section 15 of the 1940 Act that any subadviser to a Portfolio that is party to a contract with the Adviser may serve only pursuant to a written contract approved by the shareholders of such Portfolio. If the requested relief is granted, a subadviser to a Portfolio may serve as subadviser to such Portfolio pursuant to a written contract with the Adviser that has not been approved by shareholders of such Portfolio. The requested relief also would apply where a subadviser to a Portfolio is serving pursuant to a contract that is terminated as a result of an assignment of the contract due to a change of control of the subadviser. In such case, the subadviser could continue to act as subadviser to such Portfolio under a new agreement that had not been approved by shareholders of the Portfolio. The Board, including the Disinterested Trustees, will continue to approve new contracts between the Adviser and a subadviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreement between the Adviser and the Trust, and changes to that agreement will continue to require approval of shareholders.

                  If the requested relief is granted, the Trust also would be permitted in a situation where there is more than one subadviser to a Portfolio to disclose in its Prospectus, financial statements and certain other documents only (i) fees paid to the Adviser by that Portfolio, (ii) aggregate fees paid by the Adviser to subadvisers to that Portfolio, (iii) net advisory fees retained by the Adviser with respect to that Portfolio after payment of subadvisory fees and (iv) fees paid by the Adviser to any "affiliated person" (as defined below) serving as subadviser to that Portfolio. Therefore, the Trust would not have to disclose separately the fees paid by the Adviser to a particular subadviser.

                  The application currently is pending at the SEC. While there can be no assurance that the SEC will grant the requested relief, if the SEC grants the requested relief, one of the conditions to such relief is expected to be that this change also be approved by shareholders of the Trust and of each Portfolio prior to being effective for such Portfolio. Therefore, shareholders of each Portfolio are being asked to vote on this proposal. If the requested relief is granted and shareholder approval is obtained, the Trust and the Adviser will be required to agree to certain conditions imposed by the SEC in connection with the relief, which are expected to include the following requirements:

         (i) Before a Portfolio may rely on the requested relief, this proposal will be approved by a Majority Vote of the shareholders of the Trust and of such Portfolio or, in the case of a new Portfolio whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition (ii) below, by the sole initial shareholders(s) before shares of such Portfolio are offered to the public;

         (ii) Any Portfolio relying on the requested relief will disclose in the Trust's Prospectus the existence, substance and effect of the SEC order granting such relief;

         (iii) The Adviser will provide management and administrative services to the Portfolios and, subject to review and approval of the Board, will (a) set the Portfolios' overall investment strategies, (b) select subadvisers, (c) when appropriate, allocate and reallocate a Portfolio's assets among multiple subadvisers, (d) monitor and evaluate the investment performance of the subadvisers and (e) ensure that the subadvisers comply with the Portfolios' investment objectives, policies and restrictions;

         (iv) The Adviser will not enter into subadvisory contracts with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of the Trust or the Adviser (other than by reason of serving as a subadviser to one or more of the Portfolios or any other portfolio managed by the Adviser or any of its affiliates) without such agreement being approved by the shareholders of the applicable Portfolio(s); and

         (v) Within 60 days of the hiring of any new subadviser or the implementation of any material change in a subadvisory contract, the Trust will furnish to the shareholders of the affected Portfolio(s) all information about the new subadviser and/or material change that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Portfolios with more than one subadviser. Such information will include any change in such disclosure caused by the addition of a new subadviser and any material change in the subadvisory contract.

                  If the requested relief is granted by the SEC and shareholders of the Portfolios approve this proposal, the Adviser will have the ability, subject to the approval of the Board, to hire and terminate subadvisers to the Portfolios and to change materially the terms of the subadvisory contracts, including the compensation paid to the subadvisers, without the approval of the shareholders of the Portfolios. SUCH CHANGES IN SUBADVISORY ARRANGEMENTS WOULD NOT INCREASE THE FEES PAID BY A PORTFOLIO FOR INVESTMENT ADVISORY SERVICES SINCE SUBADVISORY FEES ARE PAID BY THE ADVISER OUT OF ITS ADVISORY FEE AND ARE NOT ADDITIONAL CHARGES TO A PORTFOLIO. This proposal will, however, eliminate the expense and delay of convening a meeting of shareholders to approve certain subadvisory changes.

                  While the Adviser expects its relationship with the subadvisers to the Portfolios to be long-term and stable over time, approval of this proposal will permit the Adviser to act quickly in situations where the Adviser and the Board believe that a change in subadvisers or to a subadvisory agreement, including any fee paid to a subadviser, is warranted.

                  The Board, including the Disinterested Trustees, has unanimously approved the proposal one has concluded that the proposal is in the best interests of shareholders.

REQUIRED VOTE

                  Approval of this proposal will require (i) a Majority Vote of the Trust and (ii) with respect to each Portfolio, a Majority Vote of that Portfolio.

                  This proposal will become effective with respect to a Portfolio upon the later to occur of: (i) approval of the proposal by a Majority Vote of the Trust and a Majority Vote of the shareholders of such Portfolio,
(ii) receipt by the Adviser and the Trust of the exemptive order described above and (iii) disclosure in the Trust's Prospectus of the existence, substance and effect of the exemptive order.

     THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS
           THAT SHAREHOLDERS OF EACH PORTFOLIO VOTE "FOR" PROPOSAL 8.

                                   PROPOSAL 9

   RATIFICATION OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT ACCOUNTANTS FOR
              THE TRUST FOR ITS FISCAL YEAR ENDING OCTOBER 31, 1997

                  The Board, including each of the Disinterested Trustees, has selected Coopers & Lybrand L.L.P. to serve as the independent accountants for the Trust for the Trust's fiscal year ending October 31, 1997, subject to the right of the Trust to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of the Trust at any meeting called for such purpose. Proxies not limited to the contrary will be voted in favor of ratifying the selection of Coopers & Lybrand L.L.P., under
Section 32(a) of the 1940 Act, as the independent accountants for the Trust.

                  Coopers & Lybrand L.L.P. served as the independent accountants for the Trust during its most recent fiscal year ended October 31, 1996. Apart from its fees received for its services as the Trust's independent accountants, Coopers & Lybrand L.L.P. has no direct or material indirect interest in the Trust. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting (or available at the Meeting via telephone), and will have an opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.

REQUIRED VOTE

                  Ratification of the selection of Coopers & Lybrand L.L.P. as the independent accountants for the Trust requires the affirmative vote of a majority of the outstanding shares of the Trust present in person or represented by proxy at the Meeting, assuming that a quorum is present.

           THE BOARD, INCLUDING THE DISINTERESTED TRUSTEES, RECOMMENDS
                    THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 9.

                                ****************

                             ADDITIONAL INFORMATION

ADVISORY ARRANGEMENTS

                  Pursuant to the terms of the Advisory Agreement, the Adviser oversees the administration of all aspects of the business and affairs of the Trust. Among other things, as described above, the Adviser selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of the Portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each Portfolio and reviews the performance of such subadvisers and reports periodically on such performance to the Board. The Adviser serves as investment adviser to one other investment company, NASL Series Trust, the underlying investment medium for insurance products sponsored by the parent of the Adviser, North American Security Life Insurance Company ("NASL") and affiliates of NASL.

                  The Adviser oversees all aspects of the Trust's business and affairs. In that connection, the Adviser permits its directors, officers and employees to serve as Trustees or President, Vice President, Treasurer or Secretary of the Trust, without cost to the Trust. The Adviser also provides certain services, and the personnel to perform such services, to the Trust for which the Trust reimburses the Adviser's costs of providing such services and personnel. Such services include maintaining certain records of the Trust and performing all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust, except for any of those functions performed by the Trust's custodian or transfer and shareholder servicing agents. The reimbursement paid by the Trust to the Adviser for personnel costs includes employee compensation and allocated portions of the Adviser's related personnel expenses of office space, utilities, office equipment and miscellaneous office expenses. For the fiscal year ended October 31, 1995, the Trust reimbursed the Adviser $903,189 and for the six months ended April 30, 1996 the Trust reimbursed the Adviser $604,233.

                  Pursuant to the Advisory Agreement, the Adviser has agreed to reduce a Portfolio's advisory fee, or if necessary to reimburse the Trust, in order to prevent the expenses of a Portfolio from exceeding either the most restrictive expense limitation imposed by applicable state law or a fixed expense limitation contained in the Advisory Agreement, whichever results in the lowest expenses to such Portfolio. The fixed limitation may be terminated by the Adviser at any time on 30 days' written notice. With respect to the Global Equity Fund, Value Equity Fund, Balanced Fund and Money Market Fund, the fixed limitation contained in the Advisory Agreement, and as of the date of this proxy statement the operative limitation on the Portfolios' expenses, limits the Portfolios' annual expenses, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, extraordinary expenses and all of the Portfolio's distribution fees, as a percentage of average net assets, to 1.40% for the Global Equity Fund, .99% for the Value Equity and Balanced Funds, and .50% for the Money Market Fund. If the Advisory Agreement Amendments discussed in Proposals 3B and 4B are approved, such expense limitations shall be 1.04% for the Balanced Fund and 1.065% for the Value Equity Fund, which represents an increase equal in amount to the proposed increase in advisory fees for those Portfolios.

CERTAIN PROVISIONS IN THE ADVISORY AND SUBADVISORY AGREEMENTS

                  The Advisory Agreement and the subadvisory agreements discussed in Proposals 2 through 5 of this proxy statement (the "Subadvisory Agreements," and together with the Advisory Agreement, the "Agreements") continue in effect as to a Portfolio for a period of no more than two years from the date of execution only so long as such continuance is specifically approved at least annually either by the Board or by the vote of a majority of the outstanding voting securities of each of the related Portfolios, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the applicable Agreement, cast in person at a meeting called for the purpose of voting on such approval. Shareholder approval of any continuance of any of the Agreements shall be effective with respect respect to any Portfolio if a there is a Majority Vote of that Portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a Majority Vote of the Trust.

                  If the shareholders of any Portfolio fail to approve any continuance of any Agreement, the Adviser or subadviser, as applicable, will continue to act as such with respect to such Portfolio pending the required approval of the continuance of such Agreement, of a new contract with the Adviser or subadviser (as applicable) or different investment adviser or subadviser, or other definitive action.

                  Each of the Agreements provides that it may be terminated at any time, without the payment of penalty, by the Board, or with respect to any Portfolio, by the vote of a majority of the outstanding voting securities of such Portfolio, or by the Adviser or applicable subadviser on 60 days' written notice to the other party or parties to the Agreement and, in the case of termination of a subadvisory agreement, to the Trust. As required by Section 15 of the 1940 Act, each of the Agreements provides that it will automatically terminate in the event of its assignment.

                  Each of the Agreements may be amended by the parties thereto provided that such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust or applicable Portfolio(s), as the case may be, and by the vote of a majority of the Board members who are not interested persons of the Trust, of the Adviser or of the applicable subadviser, cast in person at a meeting called for the purpose of voting upon such approval. Shareholder approval of any amendment shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not be approved by a majority of the outstanding voting securities of (i) any other Portfolio affected by the amendment or (ii) all the Portfolios. If Proposal 8 is approved by shareholders of the Portfolios, the Adviser will not need shareholder approval, but will continue to need Board approval, for certain subadvisory changes. See Proposal 8.

                  Each Subadvisory Agreement provides that the subadviser will not be liable to the Trust or the Adviser for any losses resulting from matters to which the agreement relates other than losses resulting from the subadviser's willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its duties.

ADVISORY FEE SCHEDULE

                  As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Portfolio. The fee for each Portfolio is stated as an annual percentage of the current value of the net assets of the Portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the fraction of one over the number of calendar days in the year by the annual percentage prescribed for a Portfolio, and multiplying this product by the value of the net assets of the Portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the fees the specified Portfolios currently are obligated to pay the Adviser under the current Advisory Agreement (prior to the application of any fee waivers):

                                       Between           Between
                                     $50,000,000      $200,000,000           Excess
                        First            and               and                over
Fund                 $50,000,000    $200,000,000      $500,000,000        $500,000,000
----                 -----------    ------------      ------------        ------------
Global Equity           .900%           .900%             .700%               .700%
Fund

Value Equity            .725%           .675%             .625%               .550%
Fund

Balanced Fund           .725%           .675%             .625%               .550%


Money Market            .200%           .200%             .200%               .145%
Fund



CERTAIN ADVISORY FEES PAID

                  For the period November 1, 1994 to October 31, 1995 and for the six month period November 1, 1995 to April 30, 1996, the Global Equity Fund, Value Equity Fund, Money Market Fund and Balanced Fund paid total advisory fees to the Adviser as follows:

                         Before              After               Before              After
                         Expense            Expense             Expense             Expense
                      Reimbursement      Reimbursement       Reimbursement       Reimbursement
     Portfolio       11/1/95-4/30/96    11/1/95-4/30/96     11/1/94-10/31/95    11/1/94-10/31/95
     ---------       ---------------    ---------------     ----------------    ----------------
Global Equity           $601,259           $541,174            $1,185,949         $1,000,090

Value Equity            $463,116           $315,680            $  758,694         $  478,485

Money Market            $ 18,149           $      0            $   44,306         $        0

Balanced                $363,502           $256,736            $  687,562         $  422,765


                  For information concerning waivers of advisory fees and expense reimbursements, see "Advisory Arrangements" above.

MANAGEMENT OF THE ADVISER AND OF THE TRUST

                  The table below provides information regarding the directors and executive officers of the Trust and the Adviser.

                               Position with
                               Trust and Year of
                               Election or               Position with               Business
Name, Address and Age          Appointment*              NASL Financial*             Experience
---------------------          ------------              ---------------             ----------
Brian L. Moore                 Chairman                  Director and                Executive Vice President,
200 Bloor Street               1989                      Chairman                    Canadian Insurance Operations, of
11th Floor                                                                           Manulife, January 1, 1996 to date;
North Tower                                                                          Chief Executive Officer, North
Toronto, Ontario                                                                     American Life Assurance
Canada M4W-1E5                                                                       Company, October 1993 to
Age: 52                                                                              December 1995; Executive Vice
                                                                                     President and Chief Financial
                                                                                     Officer, North American Life
                                                                                     Assurance Company, September
                                                                                     1988 to October 1993.

Joe Scott                      President                 Not Applicable              President, North American Funds,
116 Huntington Avenue          1996                                                  September 25, 1996 to the
Boston, MA  02116                                                                    present; Vice President, Business
Age: 47                                                                              Development and Marketing of
                                                                                     North American Funds, January 1,
                                                                                     1996 to September 25, 1996;
                                                                                     Annuities Vice President, U.S.
                                                                                     Savings and Retirement Services
                                                                                     Division, of Manulife, January 1,
                                                                                     1995 to December 31, 1995;
                                                                                     Distribution Vice President, U.S.
                                                                                     Group and Pension Division of
                                                                                     Manulife, January 1, 1990 to
                                                                                     December 31, 1994.

John D. DesPrez III            Not Applicable            Director                    Vice President, Annuities, of
116 Huntington Avenue                                                                Manulife, September 1996 to
Boston, MA 02116                                                                     present; President and Director,
Age: 39                                                                              North American Security Life
                                                                                     Insurance Company, September 1996
                                                                                     to present; President, North
                                                                                     American Funds, March 1993 to
                                                                                     September 1996; Vice President and
                                                                                     General Counsel, North American
                                                                                     Security Life Insurance Company,
                                                                                     1991 to 1994.

John G. Vyrsen                 Vice President            Vice President              Vice President, Chief Financial
116 Huntington Avenue          1988                                                  Officer, U.S. Operations, of
Boston, MA 02116                                                                     Manulife, January 1, 1996 to date;
Age: 41                                                                              Vice President and Chief Actuary,
                                                                                     NASL.

                               Position with
                               Trust and Year of
                               Election or               Position with               Business
Name, Address and Age          Appointment*              NASL Financial*             Experience
---------------------          ------------              ---------------             ----------
James D. Gallagher             Secretary                 Not Applicable              Vice President, Legal Services, of
116 Huntington Avenue                                                                Manulife, January 1, 1996 to date;
Boston, MA 02116                                                                     Vice President and General
Age: 42                                                                              Counsel, June 1994 to date,
                                                                                     NASL; Vice President and Associate
                                                                                     General Counsel, 1990- 1994, The
                                                                                     Prudential Insurance Company of
                                                                                     America.

Richard C. Hirtle              Treasurer                 Vice President and          Vice President, Chief Financial
116 Huntington Avenue                                    Treasurer                   Officer, Annuities and Mutual
Boston, MA 02116                                                                     Funds, of Manulife, January 1,
Age: 40                                                                              1996 to date; Vice President,
                                                                                     Treasurer and Chief Financial
                                                                                     Officer, NASL

         * Each officer of the Trust and the Adviser serves until his successor is chosen and qualified or until he sooner dies, resigns, is removed or becomes disqualified.

PORTFOLIO BROKERAGE

                  Pursuant to the Subadvisory Agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The subadvisers have no formula for the distribution of the Trust's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Trust.

                  In selecting brokers or dealers through whom to effect transactions, the subadvisers will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. In selecting brokers and dealers, the subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the subadviser.

                  To the extent research services are used by the subadvisers in rendering investment advice to the Trust, such services would tend to reduce the subadvisers' expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the subadvisers.

                  For the period November 1, 1994 to October 31, 1995, the Trust paid brokerage commissions in connection with portfolio transactions of $1,039,631. For the six month period November 1, 1995 to April 30, 1996, the Trust paid brokerage commission in connection with portfolio transactions of $589,074. The amounts represented by the Global Equity Fund, Value Equity Fund, Balanced Fund and Money Market Fund are as follows:

PORTFOLIO                        11/1/95 TO 4/30/96       11/1/94 TO 10/31/95
---------                        ------------------       -------------------
Global Equity                            $236,531              $509,668

Value Equity                             $180,256              $211,194

Balanced                                 $ 43,399              $208,375
(formerly Asset Allocation)

Money Market                             $      0              $      0


                  Prior to October 1, 1996, Goldman Sachs & Co. ("Goldman Sachs") may be deemed to have been an affiliated broker of the Value Equity Fund and the Balanced Fund due to the position of Goldman as subadviser to those Portfolios. In addition, Dresdner Bank may be deemed to have been an affiliated broker of the Global Equity Fund due to the position of Oechsle as subadviser to that Portfolio. As described above in Proposals 3A and 4A, Goldman has resigned as subadviser to the Value Equity Fund and the Balanced Fund, effective October 1, 1996 and, as described above in Proposal 2, Oechsle has resigned as subadviser to the Global Equity Fund, effective October 1, 1996. Following October 1, 1996, affiliates of T. Rowe Price may be deemed to be affiliated brokers of the Value Equity Fund and the Balanced Fund due to the position of
T. Rowe Price as subadviser to those Portfolios and affiliates of Morgan
Stanley may be deemed to be affiliated brokers of the Global Equity Fund due to the position of Morgan Stanley as subadviser to that Portfolio.

                  From November 1, 1994 to October 31, 1995, brokerage commissions were paid to Goldman Sachs as follows:

                                      PERCENT OF PORTFOLIO'S    PERCENT OF
                                      BROKERAGE                 AGGREGATE
                                      COMMISSIONS               $ AMOUNT OF
                      11/1/94 TO      REPRESENTED               TRANSACTIONS
PORTFOLIO             10/31/95        FOR THE PERIOD            FOR THE PERIOD
------------------------------------------------------------------------------
Global Equity         $ 4,137          0.81%                     0.67%

Value Equity          $23,638         11.19%                     0.27%

Balanced              $16,464          7.90%                     0.26%

Money Market          $     0             0%                        0%


                  From November 1, 1995 to April 30, 1996, brokerage commissions were paid to Goldman Sachs as follows:

                                      PERCENT OF PORTFOLIO'S
                                      BROKERAGE                 PERCENT OF AGGREGATE
                                      COMMISSIONS               DOLLAR AMOUNT OF
                     11/1/95 TO       REPRESENTED               TRANSACTIONS
PORTFOLIO            4/30/96          FOR THE PERIOD            FOR THE PERIOD
------------------------------------------------------------------------------------
Global Equity        $ 3,128                 1.32%                    2.95%

Value Equity         $26,846                14.89%                    0.96%

Balanced             $ 1,350                 3.11%                    0.06%

Money Market         $     0                    0%                       0%

                  From November 1, 1994 to October 31, 1995 and from November 1, 1995 to April 30, 1996, there were no brokerage commissions paid to Dresdner Bank.

OTHER PAYMENTS TO THE ADVISER AND ITS AFFILIATES

                  NASL Financial serves as the distributor of the Trust's shares (in such capacity, the "Distributor"). Each class of shares of each Portfolio is authorized under the plan of distribution applicable to that class of shares (the "Class A Plan," the "Class B Plan" and the "Class C Plan;" collectively, the "Plans") adopted pursuant to Rule 12b-1 under the 1940 Act, to use the assets attributable to such class of shares of such Portfolio to finance certain activities relating to the distribution of shares to investors. The Plans provide for the payment by each class of shares of each Portfolio of the Trust, other than the Money Market Fund, of a monthly distribution and service fee to the Distributor, as principal underwriter for the Trust. Portions of the fees prescribed below are used to provide payments to the Distributor, to promotional agents, to brokers, dealers or financial institutions (collectively, "Selling Agents") for ongoing account services to shareholders and are deemed to be "service fees" as defined in paragraph (b)(9) of Section 26 of the Rules of Fair Practice of the NASD.

                  Under the Class A Plan, Class A shares of each Portfolio (except as described in the next sentence) are subject to a fee of up to .35% of their respective average annual net assets, five-sevenths of which (.25%) constitutes a "service fee." Class A shares of the Money Market Fund bear no such fees and Class A shares of the National Municipal Bond Fund are subject to a fee of up to .15% of Class A average annual net assets, the entire amount of which constitutes a "service fee." Under the Class B Plan, Class B shares of each Portfolio (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee." Under the Class C Plan, Class C shares of each Portfolio (with the exception of the Money Market Fund) are subject to a fee of up to 1.00% of their respective average annual net assets, one-fourth (.25%) of which constitutes a "service fee."

                  Payments under the Plans are used primarily to compensate the Distributor for distribution services provided by it in connection with the offering and sale of the applicable class of shares, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents for sales support services provided and related expenses incurred by such Selling Agents. Such services and expenses may include the development, formulation and implementation of marketing and promotional activities, the preparation, printing and distribution of prospectuses and reports to recipients other than existing shareholders, the preparation, printing and distribution of sales literature, expenditures for support services such as telephone facilities and expenses and shareholder services as the Trust may reasonably request, provision to the Trust of such information, analyses and opinions with respect to marketing and promotional activities as the Trust may, from time to time, reasonably request, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively, and any other costs and expenses relating to distribution or sales support activities. The Distributor may pay directly Selling Agents and may provide directly the distribution services described above, or it may arrange for such payment or the performance of some or all of such services by Wood Logan Distributors, Inc., the Trust's promotional agent, at such level of compensation as may be agreed to by the Distributor and Wood Logan Distributors, Inc.

                  The Distributor is authorized by each Plan to retain any excess of the fees it receives thereunder over its payments to selected dealers or Wood Logan Distributors, Inc. and its expenses incurred in connection with providing distribution services. Thus, payments under a Plan may result in a profit to the Distributor. The foregoing services will continue to be provided after the proposed Agreements are approved by shareholders.

                  Class A Plan. For the period November 1, 1994 to October 31, 1995, the Trust paid distribution and service fees pursuant to the Class A Plan to the Distributor of $612,357 including:

                  $73,632 from the Global Equity Fund,

                  $67,055 from the Value Equity Fund,
                  $29,493 from the Balanced Fund,
                  $     0 from the Money Market Fund

                  Of the total, $71,662 was paid by the Distributor to Wood Logan for providing promotional and shareholder services. Of this latter amount, approximately 81% was spent for sales literature and printing prospectuses for other than current shareholders, 6% represented allocated overhead expenses of Wood Logan and 13% represented allocated compensation of personnel of Wood Logan. The balance of the fees were, in accordance with the Class A Plan, retained by the Distributor and used to fund shareholder servicing, promotional activities and expenses. In addition, $450,737 of the total distribution fees for Class A were paid to securities dealers, including:

                  $33,908 from the Global Equity Fund,
                  $34,277 from the Value Equity Fund,
                  $20,724 from the Balanced Fund,
                  $     0 from the Money Market Fund

                  For the period November 1, 1995 to April 30, 1996, the Trust paid distribution and service fees pursuant to the Class A Plan to the Distributor of $325,358 including:

                  $45,696 from the Global Equity Fund,
                  $44,133 from the Value Equity Fund,
                  $18,749 from the Balanced Fund,
                  $     0 from the Money Market Fund

                  Of the total, $27,712 was paid by the Distributor to Wood Logan for providing promotional and shareholder services. Of this latter amount, approximately 81% was spent for sales literature and printing prospectuses for other than current shareholders, 6% represented allocated overhead expenses of Wood Logan and 13% represented allocated compensation of personnel of Wood Logan. The balance of the fees were, in accordance with the Class A Plan, retained by the Distributor and used to fund shareholder servicing, promotional activities and expenses. In addition, $231,981 of the total distribution fees for Class A were paid to securities dealers, including:

                  $21,144 from the Global Equity Fund,
                  $22,529 from the Value Equity Fund,
                  $13,035 from the Balanced Fund,
                  $     0 from the Money Market Fund

                  Class B Plan. For the period November 1, 1994 to October 31, 1995, the Trust paid distribution and service fees pursuant to the Class B Plan to the Distributor of $784,557 including:

                  $190,546 from the Global Equity Fund,
                  $116,729 from the Value Equity Fund,
                  $73,078 from the Balanced Fund,
                  $     0 from the Money Market Fund

                  Of the total, $0 was paid by the Distributor to Wood Logan for providing promotional and shareholder services. The balance of the fees were, in accordance with the Class B Plan, retained by the Distributor and used to fund shareholder servicing, promotional activities and expenses. In addition, $166,103 of the total distribution fees for Class B were paid to securities dealers, including:

                  $43,740 from the Global Equity Fund,
                  $25,606 from the Value Equity Fund,
                  $16,252 from the Balanced Fund,

                  $     0 from the Money Market Fund

                  For the period November 1, 1995 to April 30, 1996, the Trust paid distribution and service fees pursuant to the Class B Plan to the Distributor of $746,687 including:

                  $128,307 from the Global Equity Fund,
                  $113,576 from the Value Equity Fund,
                  $ 59,790 from the Balanced Fund,
                  $      0 from the Money Market Fund

                  Of the total, $0 was paid by the Distributor to Wood Logan for providing promotional and shareholder services. The balance of the fees were, in accordance with the Class B Plan, retained by the Distributor and used to fund shareholder servicing, promotional activities and expenses. In addition, $97,981 of the total distribution fees for Class B were paid to securities dealers, including:

                  $21,779 from the Global Equity Fund,
                  $16,497 from the Value Equity Fund,
                  $ 8,687 from the Balanced Fund,
                  $     0 from the Money Market Fund

                  Class C Plan. For the period November 1, 1994 to October 31, 1995, the Trust paid distribution and service fees pursuant to the Class C Plan to the Distributor of $3,350,140 including:

                  $916,825 from the Global Equity Fund,
                  $778,650 from the Value Equity Fund,
                  $824,231 from the Balanced Fund,
                  $      0 from the Money Market Fund

                  Of the total, $446,724 was paid by the Distributor to Wood Logan for providing promotional and shareholder services. Of this latter amount, approximately 81% was spent for sales literature and printing prospectuses for other than current shareholders, 6% represented allocated overhead expenses of Wood Logan and 13% represented allocated compensation of personnel of Wood Logan. The balance of the fees were, in accordance with the Class C Plan, retained by the Distributor and used to fund shareholder servicing, promotional activities and expenses. In addition, $3,022,349 of the total distribution fees for Class C were paid to securities dealers, comprised of:

                  $813,227 from the Global Equity Fund,
                  $691,340 from the Value Equity Fund,
                  $726,061 from the Balanced Fund,
                  $      0 from the Money Market Fund

                  For the period November 1, 1995 to April 30, 1996, the Trust paid distribution and service fees pursuant to the Class C Plan to the Distributor of $1,886,357 including:

                  $421,528 from the Global Equity Fund,
                  $427,960 from the Value Equity Fund,
                  $406,698 from the Balanced Fund,
                  $      0 from the Money Market Fund

                  Of the total, $211,222 was paid by the Distributor to Wood Logan for providing promotional and shareholder services. Of this latter amount, approximately 81% was spent for sales literature and printing prospectuses for other than current shareholders, 6% represented allocated overhead expenses of Wood Logan and 13% represented allocated compensation of personnel of Wood Logan. The balance of the fees were, in accordance with the Class C Plan, retained by the Distributor and used to fund shareholder servicing, promotional activities and expenses. In addition, $1,422,955 of the total distribution fees for Class C were paid to securities dealers, comprised of:

                  $334,426 from the Global Equity Fund,
                  $341,482 from the Value Equity Fund,
                  $338,589 from the Balanced Fund,
                  $      0 from the Money Market Fund

                  Underwriting Commissions. During the period November 1, 1994 to October 31, 1995 the Distributor received underwriting commissions of $960,690 in connection with sales of Trust shares. The amounts were comprised as reflected below, with respect to shares of the following Portfolios:

                  $172,487 from the Global Equity Fund,
                  $138,334 from the Value Equity Fund,
                  $ 84,841 from the Balanced Fund,
                  $      0 from the Money Market Fund

                  During the period November 1, 1995 to April 30, 1996 the Distributor received underwriting commissions of $439,507 in connection with sales of Trust shares. The amounts were comprised as reflected below, with respect to shares of the following Portfolios:

                  $49,274 from the Global Equity Fund,
                  $68,320 from the Value Equity Fund,
                  $21,803 from the Balanced Fund,
                  $     0 from the Money Market Fund

                                OTHER INFORMATION

                  As of October 11, 1996, (i) Frontier Trust Company, Trustee FBO Saia Motor Freight Line Incorporated 401k Plan, Springhouse Corporate Center II, 323 Norristown Road, Ambler, Pennsylvania 192202-2756 owned (a) 1,589,162.288 shares (8.09% of the outstanding shares) of the Money Market Fund,
(b) 415,482.344 shares (5.02% of the outstanding shares) of the Global Equity Fund, (c) 156,189.714 shares (7.47% of the outstanding shares) of the Investment Quality Bond Fund and (d) 365,008.116 shares (5.02% of the outstanding shares) of the Growth & Income Fund, (ii) Nalaco Pension Plan for U.S. Members, Elliot & Page, 120 Adelaide Street West 1120, Toronto, Ontario MSH1V1 owned 501,980.183 shares (6.15% of the outstanding shares) of the Global Equity Fund and (iii) State Street Bank & Trust Co, Custodian for the IRA of A.R. Whittemore, 111 Golden Ridge Rd., Danville, California 94526-5712 owned 991,734.810 shares (5.05% of the outstanding shares) of the Money Market Fund. As of such date, no other shareholder owned of record or, to the knowledge of the Trust, beneficially owned more than 5% of the outstanding shares of any Portfolio. The officers and Trustees of the Trust own, in the aggregate, less than 1% of the outstanding shares of each Portfolio.

                                  OTHER MATTERS

                  The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                        BY ORDER OF THE BOARD OF TRUSTEES

November 8, 1996
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                    EXHIBIT A
                 EXECUTIVE OFFICERS AND DIRECTORS OF SUBADVISERS

                      MORGAN STANLEY ASSET MANAGEMENT INC.

                  The principal executive officers and Directors of Morgan Stanley Asset Management Inc. and their principal occupations are set forth below. The business address of each such person is 1221 Avenue of the Americas, New York, New York 10020.

                                                                        Principal
Names and Address              Positions with MSAM                      Occupation
-----------------              -------------------                      -----------------
Barton M. Biggs                Chairman, Director and Managing          Managing Director of Morgan Stanley & Co.
                               Director                                 Incorporated; Chairman of Morgan Stanley
                                                                        Asset Management Limited

Peter A. Nadosy                Vice Chairman, Director and              Managing Director of Morgan Stanley & Co.
                               Managing Director                        Incorporated; Director of Morgan Stanley
                                                                        Asset Management Limited

James M. Allwin                President, Director and Managing         Managing Director of Morgan Stanley & Co.
                               Director                                 Incorporated; President of Morgan Stanley
                                                                        Realty Inc.

Gordon S. Gray                 Director and Managing Director           Managing Director of Morgan Stanley & Co.
                                                                        Incorporated; Director of Morgan Stanley
                                                                        Asset Management Limited

Dennis G. Sherva               Director and Managing Director           Managing Director of Morgan Stanley & Co.
                                                                        Incorporated


                         T. ROWE PRICE ASSOCIATES, INC.

                  The principal executive officers and directors of T. Rowe Price Associates, Inc. and their principal occupations are shown below. The business address of each such person, unless otherwise indicated, is 100 East Pratt Street, Baltimore, Maryland 21202.

                               Position with T. Rowe                    Principal
Name                           Price                                    Occupation
----                           ---------------------                    ----------
George J. Collins              Chief Executive Officer, President       Director of Rowe Price-Fleming
                               and Managing Director                    International, Inc. ("Price-Fleming")

James E. Halbkat, Jr.          Director                                 President of U.S. Monitor Corp.
                               P.O. Box 23109
                               Hilton Head Island, SC  29925

Richard L. Menschel            Director                                 Limited Partner of Goldman Sachs Group
                               85 Broad St., 2nd Floor                  L.P.
                               New York, NY  10004

John W. Rosenblum              Director                                 Tayloe Murphy Professor of the University
                               P.O. Box 6550                            of Virginia; Director of:  Chesapeake
                               Charlottesville, VA  22906               Corporation, Camdus Communications
                                                                        Corp., Comdial Corp. and Cone Mills Corp.

                               Position with T. Rowe                    Principal
Name                           Price                                    Occupation
----                           ---------------------                    ----------
Robert L. Strickland           Director                                 Chairman of Loew's Companies, Inc.;
                               604 Two Piedmont Plaza Bldg.             Director of Hannaford Bros., Co.
                               Winston-Salem, NC  27104

Phillip C. Walsh               Director                                 Consultant to Cyprus Annex Minerals
                               200 East 66th Street,                    Company; Director of Piedmont Mining
                               Apt. A-1005                              Company, Inc.
                               New York, NY  10021

Anne Marie                     Director                                 Partner of the law firm of McGuire, Woods,
Whittemore                     One James Center                         Battle & Booth; Director of Owens and
                               Richmond, VA  23219                      Minor, Inc., USF&G Corp. and James River
                                                                        Corp.

George A. Roche                Chief Financial Officer and              Vice President and Director of Price-Fleming
                               Managing Director

M. David Testa                 Managing Director                        Chairman of the Board of Price-Fleming

Carter O. Hoffman              Managing Director                        Director of TRP Finance, Inc.

Henry H. Hopkins               Managing Director                        Vice President of Price-Fleming

Charles P. Smith               Managing Director                        Vice President of Price-Fleming

Peter Van Dyke                 Managing Director                        Vice President of Price-Fleming

Alvin M. Younger, Jr.          Managing Director                        Secretary and Treasurer of Price-Fleming
                               Secretary and Treasurer


                         FOUNDERS ASSET MANAGEMENT, INC.

                  The principal executive officers and directors of Founders Asset Management, Inc. and their principal occupations are shown below. The business address of each such person, unless otherwise indicated, is 2930 East Third Avenue, Denver, Colorado 80206.

                                                                        Principal
Name                          Position with Founders                    Occupation
----                          ----------------------                    ----------
Bjorn K. Borgen               Director, Chairman, Chief                 Chief Executive Officer and Chief
                              Executive Officer, Chief                  Investment Officer of Founders
                              Investment Officer and Secretary

Jonathan F. Zeschin           President and Chief Operating             President and Chief Operating Officer of
                              Officer                                   Founders

David L. Ray                  Vice President, Treasurer, Chief          Vice President, Treasurer and Chief
                              Financial Officer and Assistant           Financial Officer of Founders
                              Secretary

Michael K. Haines             Senior Vice President -                   Senior Vice President - Investments and
                              Investments                               Portfolio Manager of Founders

Michael W. Gerding            Vice President - Investments              Vice President - Investments and Portfolio
                                                                        Manager of Founders

                                                                        Principal
Name                          Position with Founders                    Occupation
----                          ----------------------                    ----------

Edward F. Keely               Vice President - Investments              Vice President - Investments and Portfolio
                                                                        Manager of Founders

Gregory P. Contillo           Senior Vice President - Institutional     Senior Vice President - Institutional
                              Marketing                                 Marketing of Founders

James P. Rankin               Vice President - Investor                 Vice President - Investor Services of
                              Services                                  Founders

Kenneth R.                    Vice President and General                Vice President and General Counsel of
Christoffersen                Counsel                                   Founders


                           MANUFACTURERS ADVISER CORP.

                  The principal executive officers and directors of Manufacturers Adviser Corporation and their principal occupations are shown below. The business address of each such person, unless otherwise indicated, is 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5.

                               Position with Manufacturers              Principal
Name                           Adviser Corp.                            Occupation
----                           ---------------------------              ----------
George Corey                   Director                                 President, Exxel Management and Marketing
                                                                        Corp., Flemington, NJ since 1983

Bernadette B. Murphy           Director                                 Executive Director, Strategies and Selections,
                                                                        M. Kimelan & Co., New York, NY

George Slye                    Director                                 Founding Partner, Vice Chairman and part
                                                                        owner, Spaulding and Slye Corp.,
                                                                        Burlington, MA; Director, Hill Development
                                                                        Corp., Middletown, CT

Richard R. Schmaltz            Director                                 Director of Research, Neuberger & Berman,
                                                                        New York, NY, 1992 to present

Joseph B. Mounsey              President                                Senior Vice President, Investments,
                                                                        Manufacturers Life Insurance Co., Toronto,
                                                                        CA, 1994-present

Robert Laughton                Vice President                           Investment Management, U.S. Fixed Income,
                                                                        Manufacturers Life Insurance Co., Toronto,
                                                                        CA

Mark A. Schmeer                Vice President                           Investment Management, U.S. Equities,
                                                                        Manufacturers Life Insurance Co., 1995-
                                                                        present

Douglas H. Myers               Vice President, Compliance; Vice         Assistant Vice President and Controller, U.S.
                               President, Finance; Treasurer            Individual, 1988-present; Vice President, Sun
                                                                        Life Investment Management, 1993-1995

David Chia                     Vice President, Compliance               Compliance Audit Officer, Manufacturers
                               (London Branch)                          Life Insurance Co., 1993-present

                               Position with Manufacturers              Principal
Name                           Adviser Corp.                            Occupation
----                           ---------------------------              ----------

Catherine Addison              Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co.

Stephen Hill                   Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co. (London), 1995-present;
                                                                        Director, Invesco Asset Management, 1993-
                                                                        1994

Emilia Pandero Perez           Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co. (London)

Robert Lutzko                  Vice President                           Investment Management, U.S. Equities,
                                                                        Manufacturers Life Insurance Co., 1995-
                                                                        present; U.S. Investment Manager, Workers
                                                                        Compensation Board, Toronto, 1994-1995

Ronald R. Otsuki               Vice President                           Investment Management, Capital Markets,
                                                                        Manufacturers Life Insurance Co., 1995-
                                                                        present; Executive Director, Capital Markets
                                                                        Division, Toronto, 1994-1995

David Howarth                  Vice President                           Assistant Vice President, Capital Markets,
                                                                        Manufacturers Life Insurance Co., 1996-
                                                                        present; Director Risk Control, Toronto,
                                                                        1994-1995

Mark Andrew Hirst              Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co. (London)

Richard James Crook            Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co. (London)

Leslie Grober                  Vice President                           Investment Management, U.S. Equities,
                                                                        Manufacturers Life Insurance Co., Toronto,
                                                                        1994-present; Investment Representative,
                                                                        Toronto-Dominion Bank, 1991-1993

Rhonda Chang                   Vice President                           Investment Management, Manufacturers Life
                                                                        Insurance Co., Toronto, 1994-present;
                                                                        Investment Analyst, American International
                                                                        Group, 1990-1994

Sheri L. Kocen                 Secretary and General Counsel            Senior Counsel, 1990-present, Manufacturers
                                                                        Life Insurance Co., Toronto

                                    EXHIBIT B

                 FUNDS ADVISED BY NASL FINANCIAL HAVING SIMILAR
         INVESTMENT OBJECTIVES TO GLOBAL EQUITY, VALUE EQUITY, BALANCED,
                             AND MONEY MARKET FUNDS


                                                              NET ASSETS                          TRUST PORTFOLIO
      NASL SERIES                                                AS OF                            WITH SIMILAR
         TRUST                      INVESTMENT                  9/30/96           ADVISORY        INVESTMENT
       PORTFOLIO                     OBJECTIVE                   ($mm)              FEE*          OBJECTIVE
-----------------------------------------------------------------------------------------------------------------
Global Equity Trust       Seeks long-term capital                    $677.4        0.900%         Global Equity
                          appreciation, by investing                                              Fund
                          primarily in equity
                          securities of issuers
                          throughout the world,
                          including U.S. issuers.

Value Equity Trust        Seeks long-term growth of                  $540.2        0.800%         Value Equity Fund
                          capital, by investing
                          primarily in common stocks
                          and securities convertible
                          into or carrying the right to
                          buy common stocks.



Money Market              Seeks maximum current                      $342.0        0.500%          Money Market
Trust                     income consistent with                                                   Fund
                          preservation of principal and
                          liquidity, by investing in high
                          quality money market instruments
                          with maturities of thirteen months
                          or less issued primarily by United
                          States entities.

Moderate Asset            Seeks the highest total                    $627.7        0.750%          Balanced Fund
Allocation Trust          return consistent with a
                          moderate level of risk tolerance. This
                          Trust attempts to limit the decline in
                          portfolio value in very adverse market
                          conditions to 15% over any twelve month
                          period.

         *Advisory fees for NASL Series Trust (the "NASL Trust") are reduced or the Adviser reimburses the NASL Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds an annual rate of .75% in the case of the Global Equity Trust or .50% in the case of all other portfolios of the average net asset value of such portfolio. The expense limitations will continue in effect from year to year unless otherwise terminated at any year end by the Adviser on 30 days' notice to the NASL Trust. For the NASL Trust's most recent fiscal year, the Adviser did not reimburse the NASL Trust for any expenses since expenses were below the expense limitations.

                                    EXHIBIT C

                  FUNDS ADVISED BY A SUBADVISER HAVING SIMILAR
       INVESTMENT OBJECTIVES TO THE GLOBAL EQUITY, VALUE EQUITY, BALANCED
                             AND MONEY MARKET FUNDS

Morgan Stanley Asset Management

                  Morgan Stanley Asset Management manages two investment company funds with objectives similar to the Global Equity Fund. They are:

==========================================================================================================
Fund                                 Investment Objective                   Advisory           Net Assets
                                                                            Fee                (9/30/96)
----------------------------------------------------------------------------------------------------------
Global Equity Portfolio (a           Long-term capital appreciation         0.80% of          $ 84,850,857
series of the Morgan Stanley         by investing primarily in equity       net assets
Institutional Fund, Inc.)            securities of issuers throughout
                                     the world, including U.S. issuers
----------------------------------------------------------------------------------------------------------
Global Equity Allocation             Long-term capital appreciation         1.00% of          $145,688,002
Fund (a series of Morgan             by investing in equity securities      net assets
Stanley Fund, Inc.)                  of U.S. and non-U.S. issuers
==========================================================================================================



T. Rowe Price Associates, Inc.

                  T. Rowe Price Associates, Inc. manages several investment company funds with objectives similar to proposed investment objective of Value Equity Fund. They are:

===============================================================================================================
Fund                            Investment objective                    Advisory           Net Assets (8/31/96)
                                                                        Fee
---------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity            Dividend income and capital             0.25% of net       $6,471,000,000
Income Fund                     growth                                  assets*
---------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity            Dividend income and capital             0.85% of net       $   60,700,000
Income Portfolio                growth                                  assets*
===============================================================================================================


* For its services to each such investment company, T. Rowe Price is paid a management fee consisting of two elements: a "group" fee and an "individual" fund fee. The "group" fee varies based on the combined net assets of certain funds distributed by T. Rowe Price Investment Services, Inc. or by Rowe Price Fleming International, Inc. (the "Combined Price Funds"). Each such investment company pays, as a portion of the "group" fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Combined Price Funds. Each investment company pays a flat "individual" fund fee based on its net assets. The current "group" fee rate at various asset levels of the Combined Price Funds is: .480% first $1 billion; .450% next $1 billion; .420% next $1 billion; .390% next $1 billion; .370% next $1 billion; .360% next $2 billion;
 .350% next $2 billion; .340% next $5 billion; .330% next $10 billion; .320% next $10 billion; .310% next $16 billion; and .305% thereafter.

                  T. Rowe Price also acts as investment sub-advisor to several registered investment companies ("Non-Price Funds") having similar investment objectives to the proposed investment objectives of the Value Equity Fund. For this purpose, the Non-Price Funds are mutual funds that are not sponsored by T. Rowe Price. These investment company funds are:

=====================================================================================================================
Fund                            Investment Objective                 Subadvisory Fee                     Net assets
                                                                                                         (8/31/96)
---------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio         Dividend income and capital          .40% of net assets                  $ 53,000,000
(a series of the                growth
Endeavor Series Trust)
---------------------------------------------------------------------------------------------------------------------
Large Cap Value (a              Dividend income and capital          .50% of net assets                  $ 10,900,000
series of John Hancock          growth
Variable Series Trust 1)
---------------------------------------------------------------------------------------------------------------------
Maxim T. Rowe Price             Dividend income and capital          .50% of the first $20 million       $ 33,100,000
Equity/Income (a series         growth                               of net assets, .40% on the
of the Maxim Series                                                  next $80 million of net
Trust)                                                               assets, .40% on all assets
                                                                     over $100 million
---------------------------------------------------------------------------------------------------------------------
Series O (Equity Income         Dividend income and capital          .50% of the first $20 million       $ 44,500,000
Series) (a series of the        growth                               of net assets, .40% on the
SBL Fund)                                                            next $30 million of net
                                                                     assets, .40% on all assets
                                                                     over $50 million
---------------------------------------------------------------------------------------------------------------------
Growth and Income               Growth and income                    .35% of net assets                  $116,800,000
Series (a series of the
Security First Trust)
=====================================================================================================================



Founders Asset Management, Inc.

                  Founders manages the Founders Balanced Fund, which has an objective similar to the proposed objective of the Balanced Fund:

==================================================================================================================
Fund                            Investment objective          Advisory Fee                            Net Assets
                                                                                                      (9/30/96)
------------------------------------------------------------------------------------------------------------------
Founders Balanced Fund          Current income and            0.65% of the first $250 million         $307,594,305
                                capital appreciation          of net assets, 0.60% on the next
                                                              $250 million of net assets;
                                                              0.55% of the next $250 million
                                                              of net assets; and 0.50% of all
                                                              assets over $750 million
==================================================================================================================

Manufacturers Adviser Corp.

                  Manufacturers Adviser Corp. serves as adviser to the Money Market Fund of the Manulife Series Fund, Inc. and as subadviser to the Money Market Trust of the NASL Series Trust, both of which have investment objectives similar to that of the Trust's Money Market Fund.

===============================================================================================================
Fund                 Investment Objective                Advisory/ Subadvisory Fee         Net Assets (9/30/96)
---------------------------------------------------------------------------------------------------------------
Money                Maximize current income             Advisory fee of 0.50% of          $44,437,819
Market Fund          consistent with preservation        net assets
(a series of         of principal and liquidity
Manulife
Series Fund,
Inc.)
---------------------------------------------------------------------------------------------------------------
Money                Maximize current income             Subadvisory fee of .075%          $341,980,573
Market Trust         consistent with preservation        of the first $500 million of
(a series of         of principal and liquidity          net assets; .020%  of net
NASL Series                                              assets above $500 million
Trust)
===============================================================================================================

                               FORM OF PROXY CARD

[NAME OF PORTFOLIO]
North American Funds
116 Huntington Avenue
Boston, MA  02116

                  This proxy is solicited on behalf of the Board of Trustees of the North American Funds for the Special Meeting of Shareholders (the "Meeting") to be held on December 20, 1996. The undersigned hereby appoints James R. Boyle, John D. DesPrez III, James D. Gallagher, Richard C. Hirtle, Betsy Anne Seel and Kimberly Ciccarelli, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the [NAME OF PORTFOLIO] which the undersigned is entitled to vote at the Meeting to be held at the offices of North American Funds (116 Huntington Avenue, Boston, MA 02116), on December 20, 1996, at 10:30 a.m., Eastern Standard Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

PROPOSAL(S)

Proposal 1        Election of Don B. Allen, Charles L. Bardelis, Samuel Hoar,
                  Robert J. Myers, John D. Richardson and F. David Rolwing to serve as members of the Board of Trustees of the Trust.

                         -INSTRUCTION: To withhold authority to vote for any individual nominee's name above, strike a line through the nominee's name.

Proposal 2        Approval of a subadvisory agreement between NASL Financial
                  Services, Inc. (in such capacity, the "Adviser") and Morgan
                  Stanley Asset Management Inc. with respect to the Global
                  Equity Fund. (Only shareholders of the Global Equity Fund will vote on Proposal 2.)

                         -A vote "FOR" is a vote for approval

Proposal 3A       Approval of an amended subadvisory agreement between the
                  Adviser and T. Rowe Price Associates Inc. with respect to the
                  Value Equity Fund. (Only shareholders of the Value Equity Fund will vote on Proposal 3A.)

                         -A vote "FOR" is a vote for approval

Proposal 3B       Approval of an amendment to the advisory agreement between the
                  Trust and the Adviser, increasing the advisory fee with respect to the Value Equity Fund. (Only shareholders of the Value Equity Fund will vote on Proposal 3B. Proposal 3B will be presented for action at the Meeting only if the subadvisory agreement proposed in Proposal 3A is approved at the Meeting.)

                         -A vote "FOR" is a vote for approval

Proposal 4A       Approval of an amended subadvisory agreement between the
                  Adviser and Founders Asset Management, Inc. with respect to the Balanced Fund. (Only shareholders of the Balanced Fund will vote on Proposal 4A.)

                         -A vote "FOR" is a vote for approval

Proposal 4B       Approval of an amendment to the advisory agreement between the
                  Trust and the Adviser, increasing the advisory fee with respect to the Balanced Fund. (Only shareholders of the Balanced Fund will vote on Proposal 4B. Proposal 4B will be presented for action at the

                  Meeting only if the subadvisory agreement proposed in Proposal 4A is approved at the Meeting.)

                         -A vote "FOR" is a vote for approval

Proposal 5        Approval of a subadvisory agreement between the Adviser and
                  Manufacturers Adviser Corporation with respect to the Money
                  Market Fund. (Only shareholders of the Money Market Fund will vote on Proposal 5.)

                         -A vote "FOR" is a vote for approval

Proposal 6        Approval of a change to the investment objective of the Value
                  Equity Fund. (Only shareholders of the Value Equity Fund will vote on Proposal 6.)

                         -A vote "FOR" is a vote for approval

Proposal 7        Approval of a change to the investment objective of the
                  Balanced Fund. (Only shareholders of the Balanced Fund will vote on Proposal 7.)

                         -A vote "FOR" is a vote for approval

Proposal 8        Approval of a proposal to permit the Adviser, in the future, to select and contract with subadvisers for the Portfolios after obtaining the approval of the Board of Trustees but without obtaining shareholder approval.

                         -A vote "FOR" is a vote for approval

Proposal 9        Ratification of the selection of Coopers & Lybrand L.L.P. as the independent accountants for the Trust for its fiscal year ending October 31, 1997.

                         -A vote "FOR" is a vote for approval

                  Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the shareholder. If no direction is made, this proxy will be voted FOR all Proposals. Please refer to the Proxy Statement for a discussion of the Proposals.

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE THE PROXY CARD, RETURN THE BOTTOM PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE TOP PORTION. Place the ballot so that the return address, located on the reverse side of the mail-in-stub, appears through the window of the envelope.
--------------------------------------------------------------------------------

[NAME OF PORTFOLIO]

RECORD DATE SHARES ______

Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PROPOSAL(S)

1)     ____ FOR      ___WITHHELD

2)     ____ FOR      ___AGAINST      _____ABSTAIN

3)     ____ FOR      ___AGAINST      _____ABSTAIN

4)     ____ FOR      ___AGAINST      _____ABSTAIN

5)     ____ FOR      ___AGAINST      _____ABSTAIN

6)     ____ FOR      ___ AGAINST     ____ ABSTAIN

7)     ____ FOR      ___ AGAINST     ____ ABSTAIN

8)     ____ FOR      ___ AGAINST     ____ ABSTAIN

9)     ____ FOR      ___ AGAINST     ____ ABSTAIN


Dated::_____________________, 19__

__________________________________

__________________________________
Signature(s) of Shareholders(s)

                                    EXHIBIT D


                           FORM OF ADVISORY AGREEMENT


          AGREEMENT made this 1st day of January, 1996, between North American Funds, a Massachusetts business trust (the "Trust"), and NASL Financial Services, Inc., a Massachusetts corporation ("NASL Financial" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF ADVISER

                  The Trust hereby appoints NASL Financial, subject to the supervision of the Trustees of the Trust and the terms of this Agreement, as the investment adviser for each of the portfolios of the Trust specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Trust from time to time (the "Portfolios"). The Adviser accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement commencing on its effective date. The Adviser will be an independent contractor and will have no authority to act for or represent the Trust in any way or otherwise be deemed an agent unless expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       DUTIES OF THE ADVISER

a. Subject to the general supervision of the Trustees of the Trust and the terms of this Agreement, the Adviser will at its own expense select, contract with, and compensate investment subadvisers ("Subadvisers") to manage the investments and determine the composition of the assets of the Portfolios; provided, that any contract with a Subadviser (the "Subadvisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940, as amended ("Investment Company Act"). Subject always to the direction and control of the Trustees of the Trust, the Adviser will monitor compliance of each Subadviser with the investment objectives and related investment policies, as set forth in the Trust's registration statement as filed with the Securities and Exchange Commission, of any Portfolio or Portfolios under the management of such Subadviser, and review and report to the Trustees of the Trust on the performance of such Subadviser.

b. The Adviser will oversee the administration of all aspects of the Trust's business and affairs and in that connection will furnish to the Trust the following services:

         (1) Office and Other Facilities. The Adviser shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties hereto from time to time and such other office facilities, utilities and office equipment as are necessary for the Trust's operations.

         (2) Trustees and Officers. The Adviser agrees to permit individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees or President, Vice President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

         (3) Other Personnel. The Adviser shall furnish to the Trust, at the Trust's expense, any other personnel necessary for the operations of the Trust.

         (4) Financial, Accounting, and Administrative Services. The Adviser shall maintain the existence and records of the Trust; maintain the registrations and qualifications of Trust shares under federal and state law; and perform all administrative, financial, accounting, bookkeeping and recordkeeping functions of the Trust except for any such functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Trust shall reimburse the Adviser for its expenses associated with all such services, including the compensation and related personnel expenses and expenses of office space, office equipment, utilities and miscellaneous office expenses, except any such expenses directly attributable to officers or employees of the Adviser who are serving as President, Vice President, Treasurer or Secretary of the Trust. The Adviser shall determine the expenses to be reimbursed by the Trust pursuant to expense allocation procedures established by the Adviser in accordance with generally accepted accounting principles.

         (5) Liaisons with Agents. The Adviser, at its own expense, shall maintain liaison with the various agents and other persons employed by the Trust (including the Trust's transfer agent, custodian, independent accountants and legal counsel) and assist in the coordination of their activities on behalf of the Trust. Fees and expenses of such agents and other persons will be paid by the Trust.

         (6) Reports to Trust. The Adviser shall furnish to or place at the disposal of the Trust such information, reports, valuations, analyses and opinions as the Trust may, at any time or from time to time, reasonably request or as the Adviser may deem helpful to the

                  Trust, provided that the expenses associated with any such materials furnished by the Adviser at the request of the Trust shall be borne by the Trust.

         (7) Reports and Other Communications to Trust Shareholders. The Adviser shall assist the Trust in developing (but not pay for) all general shareholder communications including regular shareholder reports.

3.       EXPENSES ASSUMED BY THE TRUST

                  In addition to paying the advisory fee provided for in Section 5., the Trust will pay all expenses of its organization, operations and business not specifically assumed or agreed to be paid by the Adviser as provided in this Agreement, by a Subadviser as provided in a Subadvisory Agreement, or by the Distributor as provided in the Distribution Agreement. Without limiting the generality of the foregoing, the Trust, in addition to certain expenses described in Section 2. above, shall pay or arrange for the payment of the following:

a. Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust's cash, securities, and other property, including all charges of depositories, custodians and other agents, if any;

b. Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges of the Trust's transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents, if any;

c. Shareholder Communications. All expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders;

d. Shareholder Meetings. All expenses incidental to holding meetings of Trust shareholders, including the printing of notices and proxy material, and proxy solicitation therefor;

e. Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the Trust's prospectus and statement of additional information and any supplements thereto and of mailing them to shareholders;

f. Pricing. All expenses of computing the net asset value per share for each of the Portfolios, including the cost of any equipment or services used for obtaining price quotations and valuing its investment portfolio;

g. Communication Equipment. All charges for equipment or services used for communication between the Adviser or the

         Trust and the custodian, transfer agent or any other agent selected by the Trust;

h. Legal and Accounting Fees and Expenses. All charges for services and expenses of the Trust's legal counsel and independent auditors;

i. Trustees and Officers. Except as expressly provided otherwise in paragraph 2.b.(2), all compensation of Trustees and officers, all expenses incurred in connection with the service of Trustees and officers, and all expenses of meetings of the Trustees and Committees of Trustees;

j. Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Trust under the Investment Company Act and the registration of the Trust's shares under the Securities Act of 1933, as amended (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing and filing of any registration statement and prospectus under the 1933 Act or the Investment Company Act, and any amendments or supplements that may be made from time to time;

k. State Registration Fees. All fees and expenses of qualifying and maintaining qualification of the Trust and of the Trust's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesman of the Trust in any state);

l. Issue and Redemption of Trust Shares. All expenses incurred in connection with the issue, redemption, and transfer of Trust shares, including the expense of confirming all share transactions, and of preparing and transmitting certificates for shares of beneficial interest in the Trust;

m. Bonding and Insurance. All expenses of bond, liability and other insurance coverage required by law or regulation or deemed advisable by the Trust's Trustees including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Trust in a manner approved by its Trustees;

n. Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale, or lending of the Trust's portfolio securities;

o. Taxes. All taxes or governmental fees payable by or with respect to the Trust to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes, and all expenses incurred in the preparation of tax returns;

p. Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization; and

q. Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Trust is, or is threatened to be made, a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its Trustees, officers, agents and shareholders.

4.       EXPENSE LIMITATION

a.       For purposes of this section the following definitions shall apply:

         (1) "Computation Period" means the portion of the current fiscal year ended on the date as of which a determination is being made whether the Adviser's compensation should be reduced or it should reimburse the Trust because of the Limitation Expenses of a Portfolio.

         (2) "Regulatory Limit" means the limitation on investment company expenses during a Computation Period imposed by any statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale.

         (3) "Fixed Limit" means the percent, specified in Appendix B to this Agreement, on an annualized basis of the average net asset value of a portfolio during a Computation Period.

         (4) "Expense Limit" means either the Regulatory Limit or Fixed Limit or both, as applicable.

         (5) "Limitation Expenses," with respect to the Regulatory Limit, means all the expenses of a Portfolio incurred during a Computation Period excluding all expenses the exclusion of which may be permitted by the Regulatory Limit and, with respect to the Fixed Limit, means all the expenses of a Portfolio incurred during a Computation Period excluding: (i) taxes, (ii) portfolio brokerage commissions, (iii) interest, (iv) distribution expenses, and (v) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

         (6) "Excess Amount" means the amount, if any by which a Portfolio's Limitation Expenses for a specified period exceed the amount of the applicable Expense Limit for the same period. Where there is an Excess Amount with respect to both the Regulatory Limit and the Fixed Limit, Excess Amount means the greater of the two.

         (7) "Maximum Advisory Compensation" means the total amount of the compensation payable pursuant to section 5. of this Agreement to the Adviser with respect to a Portfolio for a specified period without any adjustment for an Excess Amount.

         (8) "Current Advisory Compensation" means the amount of the compensation payable pursuant to section 5. of this Agreement to the Adviser with respect to a Portfolio for the last calendar month of a Computation Period without any adjustment for an Excess Amount.

b. If in any fiscal year there is an Excess Amount with respect to a Portfolio, the Maximum Advisory Compensation due the Adviser under this Agreement with respect to that Portfolio shall be reduced by such Excess Amount, and the Adviser shall reimburse the Trust for any portion of the Excess Amount that exceeds the Maximum Advisory Compensation.

c.       The amount of the reduction and reimbursement referred to in paragraph
         b. shall be determined as follows:

         (i) For each calendar day, each Portfolio shall adjust the amount of its daily accrual for the Maximum Advisory Compensation to make the net amount of the compensation actually paid and accrued for payment by the Trust to the Adviser with respect to the Portfolio for the Computation Period then ended equal to the amount determined by subtracting the Excess Amount for the Computation Period from the Maximum Advisory Compensation for the Computation Period, or if such Excess Amount exceeds such Maximum Advisory Compensation, to make the net amount of the reimbursement actually paid and accrued for payment by the Adviser to the Trust equal to the amount of such excess.

         (ii) Each month, the Trust shall reduce the amount of the Current Advisory Compensation, or it shall accompany the payment of the Current Advisory Compensation with an additional payment, or the Adviser shall remit an amount to the Trust, which reduction, additional payment or remittance shall be sufficient in amount, to make the net amount of the compensation actually paid by the Trust to the Adviser with respect to the

               Portfolio for the Computation Period ended as of the last day of such month equal to the amount determined by subtracting the Excess Amount for the Computation Period from the Maximum Advisory Compensation for the Computation Period, or if such Excess Amount exceeds such Maximum Advisory Compensation, to make the net amount of the reimbursement actually paid by the Adviser to the Trust equal to the amount of such excess.

         (iii) If the Excess Amount for a fiscal year should exceed the amount of the Maximum Advisory Compensation for the fiscal year, the excess shall be treated as a contribution to the capital of the Trust by the Adviser to the extent necessary to permit the Portfolio to maintain its status as a regulated investment company under Subchapter M of the Internal Revenue Code.

d. The provisions of section 4 of the Agreement shall continue in effect unless terminated by the Adviser on 30 days' written notice; provided that if the Advisory Agreement or a Subadvisory Agreement with respect to a portfolio is earlier terminated, the provisions of section 4 shall terminate on the effective date of such termination, but only with respect to the Portfolio or Portfolios as to which the Advisory Agreement or Subadvisory Agreement is terminated. Any termination shall be subject to the settlement of obligations previously incurred pursuant to section 4 of this Agreement, with the Computation Period ending on the effective date of such termination being deemed to be a fiscal year for purposes of paragraphs b and c (iii) of section 4. For purposes of this provision, a termination shall not be deemed to have occurred with respect to a Portfolio if the termination of a Subadvisory Agreement is conditioned upon the effectiveness of another Subadvisory Agreement with respect to the same Portfolio.

5.       COMPENSATION OF ADVISER

         Subject to the provisions of section 4. of this Agreement, the Trust will pay the Adviser with respect to each Portfolio the compensation specified in Appendix A of this Agreement.

6.       NON-EXCLUSIVITY

         The services of the Adviser to the Trust are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that the directors, officers, and employees of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees or employees of any other firm or corporation, including other investment companies.

7.       SUPPLEMENTAL ARRANGEMENTS

                  The Adviser may enter into arrangements with other persons affiliated with the Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Adviser.

8.       CONFLICTS OF INTEREST

                  It is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser as directors, officers, stockholders, or otherwise; that directors, officers, agents and stockholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; that the Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Articles of Incorporation of the Adviser, respectively, or by specific provision of applicable law.

9.       REGULATION

                  The Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

10.      DURATION AND TERMINATION OF AGREEMENT

                  This Agreement shall become effective on the later of its execution, the effective date of the Trust's registration statement under the Securities Act of 1933 or the date of the meeting of the shareholders of the Trust, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of each of the Portfolios. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the Portfolios of the Trust.

                  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement, the Adviser will continue to act as investment adviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of a new contract with the Adviser or a different adviser or other definitive action; provided, that the compensation received by the Adviser in respect of such Portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Portfolio or the amount it would have received under the Agreement in respect of such Portfolio, whichever is less.

                  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser, or by the Adviser on sixty days' written notice to the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act).

11.      PROVISION OF CERTAIN INFORMATION BY ADVISER

                  The Adviser will promptly notify the Trust in writing of the occurrence of any of the following events:

a. the Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c. the chief executive officer or controlling stockholder of the Adviser or the portfolio manager of any Portfolio changes.

12.      AMENDMENTS TO THE AGREEMENT

                  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series of shares of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the Portfolios of the Trust.

13.      ENTIRE AGREEMENT

                  This Agreement contains the entire understanding and agreement of the parties.

14.      HEADINGS

                  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

15.      NOTICES

                  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or Adviser in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

16.      SEVERABILITY

          Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

17.      GOVERNING LAW

                  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

18.      LIMITATION OF LIABILITY

                  The Declaration of Trust establishing the Trust, dated September 29, 1988, as amended and restated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Security Trust" [North American Funds] refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust or any Portfolio thereof, but only the assets belonging to the Trust, or to the particular Portfolio with which the obligee or claimant dealt, shall be liable.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.


                  [SEAL]                    North American Funds



                                            By:________________________________
                                                     Joseph Scott, President


                  [SEAL]                    NASL Financial Services, Inc.




                                             By:________________________________

                                   APPENDIX A

1. Value Equity Fund: .725% of the first $50,000,000, .675% between $50,000,000 and $200,000,000, .625% between $200,000,000 and $500,000,000 and .55% on the excess over $500,000,000 of the current net assets of the Portfolio.

2. Asset Allocation Fund: .725% of the first $50,000,000, .675% between $50,000,000 and $200,000,000, .625% between $200,000,000 and $500,000,000 and .55% on the excess over $500,000,000 of the current net assets of the Portfolio.

3. Money Market Fund: .20% of the first $50 million, .20% between $50,000,000 and $200,000,000, .20% between $200,000,000 and $500,000,000 and .145% on the excess over $500,000,000 of the current net assets of the Portfolio.

4. Global Growth Fund: .90% of the first $50 million, .90% between $50,000,000 and $200,000,000, .70% between $200,000,000 and $500,000,000 and .70% on the excess over $500,000,000 of the current net assets of the Portfolio.


                  The Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be payable monthly to the Adviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Fund's prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.

                  If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   APPENDIX B

                  The Fixed Limit for each Portfolio for purposes of paragraph 4.a.(3) shall be:


PORTFOLIO                                        PERCENT
---------                                        -------

Money Market Fund                                   .50%
Value Equity Fund                                   .99%
Asset Allocation Fund                               .99%
Global Growth Fund                                 1.40%

                     FORM OF AMENDMENT TO ADVISORY AGREEMENT


                  AMENDMENT made this 1st day of January, 1997, to the Advisory Agreement dated January 1, 1996 between The North American Funds, a Massachusetts business trust (the "Trust") and NASL Financial Services, Inc., a Massachusetts corporation ("NASL Financial" or the "Adviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       CHANGE IN APPENDIX A

         Appendix A to this Agreement is revised to reflect the amended advisory fees of NASL Financial for the portfolios (the "Portfolios") set forth in Appendix A to this Amendment.

2.       CHANGE IN APPENDIX B

         Appendix B to this Agreement is revised to reflect the amended Fixed Limits for the Portfolios set forth in Appendix B to this Amendment.

3.       EFFECTIVE DATE

         This Amendment shall become effective with respect to each Portfolio on the later of (i) the date of its execution, (ii) the effective date of the post-effective amendment to the registration statement of the North American Funds under the Securities Act of 1933 that incorporates with respect to the Portfolio the terms of the Agreement as amended herein and (iii) the date of the meeting of shareholders (or sole shareholder if applicable) of the Portfolio called for the purpose of voting on this Amendment, at which meeting this Amendment shall have been approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended) of the Portfolio.


North American Funds



BY:_________________________


NASL Financial Services, Inc.



BY:_________________________

                                   APPENDIX A


1. Equity-Income Fund (formerly the Value Equity Fund): .800% of the first $50,000,000 .700% between $50,000,000 and $200,000,000 and .600%
         between $200,000,000 and $500,000,000 and .600% of the excess over
         $500,000,000 of the current net assets of the Portfolio.

2. Balanced Fund (formerly the Asset Allocation Fund): .775% of the first $50,000,000, .725% between $50,000,000 and
         $200,000,000, .675% between $200,000,000 and $500,000,000
         and .625% on the excess over $500,000,000 of the current net assets of the Portfolio.


                  The Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be payable monthly to the Adviser. The daily fee access will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Fund's prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.

                  If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

                                   APPENDIX B

         The Fixed Limit for each Portfolio for purposes of paragraph 4.a.(3) shall be:


Portfolio                                                       Percent
---------                                                       -------

1. Equity-Income Fund                                            1.065%
   (formerly Value Equity Fund)

2. Balanced Fund                                                 1.040%
   (formerly the Asset Allocation Fund)

                                    EXHIBIT E

                         FORM OF SUBADVISORY AGREEMENT(1)

                  AGREEMENT made this 1st day of October, 1996,(2) [as amended January 1, 1997,](3) between NASL Financial Services, Inc., a Massachusetts corporation ("NASL Financial" or the "Adviser"), and _______________________ (the "Subadviser")(4). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.       APPOINTMENT OF SUBADVISER

                  The Subadviser undertakes to act as investment subadviser to, and, subject to the supervision of the Trustees of North American Funds (the "Trust") and the terms of this Agreement, to manage the investment and reinvestment of the assets of the Portfolios specified in Appendix A to this Agreement as it shall be amended by the Adviser and the Subadviser from time to time (the "Portfolios"). The Subadviser will be an independent contractor and will have no authority to act for or represent the Trust or Adviser in any way except as expressly authorized in this Agreement or another writing by the Trust and Adviser.

2.       SERVICES TO BE RENDERED BY THE SUBADVISER TO THE TRUST

a. Subject always to the direction and control of the Trustees of the Trust, the Subadviser will manage the investments and determine the composition of the assets of the Portfolios in accordance with the Portfolios' registration statement, as amended. In fulfilling its obligations to manage the investments and reinvestments of the assets of the Portfolios, the Subadviser will:

--------

(1) This form of subadvisory agreement is a composite of four separate subadvisory agreements which have been combined for purposes of presentation.

(2) A Subadvisory Agreement between the Adviser and Founders Asset Management, Inc. ("Founders") was originally executed on January 4, 1996. It was amended on October 1, 1996 to include management of the Balanced Fund. This Form reflects that Agreement as so amended.

(3) Bracketed clause applies for T. Rowe Price Associates, Inc. ("T. Rowe Price") and Founders agreements only.

(4) Morgan Stanley Asset Management Inc. ("Morgan Stanley"), a Delaware Corporation; T. Rowe Price Associates, Inc., a Maryland Corporation; Founders, a Delaware Corporation; or Manufacturers Adviser Corp. ("MAC"), a Colorado Corporation.

             i. obtain and evaluate pertinent economic, statistical, financial and other information affecting the [economy generally and](5) individual companies or industries the securities of which are included in the Portfolios or are under consideration for inclusion in the Portfolios;

             ii. formulate and implement a continuous investment program for each Portfolio consistent with the investment objectives and related investment policies for each such Portfolio as described in the Trust's registration statement, as amended;

             iii. take whatever steps are necessary to implement these
                  investment programs by the purchase and sale of securities including the placing of orders for such purchases and sales;

             iv. regularly report to the Trustees of the Trust with respect to the implementation of these investment programs; and

             v. provide [determinations, in accordance with procedures and methods established by the Trustees of the Trust, of](6) the fair value of securities held by the Portfolios for which market quotations are not readily available [for purposes of enabling the Trust's Custodian to calculate net asset value]
                  (7).

b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolios (excluding determination of net asset value and shareholder accounting services).

c. The Subadviser will select brokers and dealers to effect all transactions subject to the following conditions: The Subadviser will place all orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if

--------

(5) Founders agreement omits the bracketed clause.

(6) T. Rowe Price agreement substitutes "assistance to the Trust's Custodian regarding" for the bracketed clause; Founders agreement replaces first word in brackets with "recommendations".

(7) T. Rowe Price agreement omits the bracketed clause.

         applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolios in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Subadviser may pay a broker-dealer which provides research and brokerage(8) a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Subadviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to accounts managed by the Subadviser. The Subadviser may use for the benefit of the Subadviser's other clients, or make available to companies affiliated with the Subadviser or to its directors for the benefit of its clients, any such brokerage and research services that the Subadviser obtains from brokers or dealers. [In accordance with Section II (a) of the Securities Exchange Act of 1934, as amended and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Investment Company Act of 1940 (the "1940 Act") and Rule 17e-1 thereunder, the Subadviser may engage its affiliates as broker-dealers to effect portfolio transactions in securities for the Portfolios.](9)

[d. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or brokerage commissions and efficient execution. In such event, allocation of the securities so purchased and sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.](10)

--------

(8) T. Rowe Price, Founders, and MAC agreements add "services" where indicated.

(9) Bracketed sentence contained only in Morgan Stanley agreement.

(10) Bracketed paragraph contained only in T. Rowe Price agreement.

d. The Subadviser will maintain all accounts, books and records with respect to the Portfolios(11) as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act of 1940 (the "Investment Company Act") and Investment Advisers Act of 1940 (the "Investment Advisers Act") and the rules thereunder.

3.       COMPENSATION OF SUBADVISER

                  The Adviser will pay the Subadviser with respect to each Portfolio the compensation specified in Appendix A to this Agreement.

4.       LIABILITY OF SUBADVISER

                  Neither the Subadviser nor any of its [affiliates, officers, partners or](12) employees [nor anyone who controls the Subadviser (or any of its affiliates, officers, partners or employees) within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act")](13) shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any error of judgment made in the good faith exercise of the Subadviser's investment discretion in connection with selecting Portfolio investments except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its [affiliates,](14) partners or employees; and neither the Subadviser nor any of its [affiliates, officers, partners or](15) employees[, nor anyone who controls the Subadviser (or any of its affiliates, officers, partners or employees) within the meaning of Section 15 of the 1933 Act](16) shall be liable to the Adviser or Trust for any loss suffered by the Adviser or Trust resulting from any other matters to which this Agreement relates (i.e. those other matters specified in Sections 2 and 8 of this

--------

(11) Founders agreements adds "in connection with the Subadviser's provision of services under this Agreement" where indicated.

(12) T. Rowe Price agreement omits the bracketed clause; Founders agreement omits "affiliates" and "officers"; MAC agreement omits "affiliates" and "partners".

(13) Bracketed clause contained only in Morgan Stanley agreement.

(14) T. Rowe Price, Founders, and MAC agreements omit bracketed clause.

(15) T. Rowe Price agreement omits bracketed clause; Founders agreement omits "affiliates" and "officers"; MAC agreement omits "affiliates" and "partners".

(16) Bracketed clause contained only in Morgan Stanley agreement.

Agreement), except for losses resulting from willful misfeasance, bad faith, or [gross](17) negligence in the performance of, or from disregard of, the duties of the Subadviser or any of its [affiliates, partners](18) or employees.

5.       SUPPLEMENTAL(19) ARRANGEMENTS

                  The Subadviser may enter into arrangements with other persons affiliated with the Subadviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Subadviser.

                  [The services of the Subadviser to the Trust are not to be deemed to be exclusive, the Subadviser and any person controlled by or under common control with the Subadviser being free to render investment advisory and other services to any other person or entity.](20)

6.       CONFLICTS OF INTEREST

                  It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Subadviser as trustees, officers[, partners](21) or otherwise; that directors, officers, agents and partners of the Subadviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Subadviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the Certificate of Incorporation of the Subadviser, respectively, or by specific provision of applicable law.

7.       REGULATION

                  The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

--------

(17) Founders agreement omits bracketed clause.

(18) T. Rowe Price and Founders agreements omit "affiliates"; MAC agreement substitutes "officers" for the bracketed clause.

(19) Founders agreement adds "AND OTHER" where indicated.

(20) Bracketed paragraph contained only in Founders agreement.

(21) MAC agreement omits bracketed clause.

8.       DURATION AND TERMINATION OF AGREEMENT

                  This Agreement shall become effective with respect to each Portfolio on the later of [(i)](22) its execution, [(ii)](23) the effective date of the registration statement of the Portfolio and [(iii) with respect to each Portfolio except the ________(24) Portfolio(25),](26) the date of the meeting of the shareholders of the Portfolio, at which meeting this Agreement is approved by the vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Portfolio. The Agreement will continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of each of the Portfolios, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of the Agreement or of any continuance of the Agreement shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of the series (as defined in Rule 18f-2(h) under the Investment Company Act) of shares of that Portfolio votes to approve the Agreement or its continuance, notwithstanding that the Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the Agreement or (b) all the portfolios of the Trust.

                  If the shareholders of any Portfolio fail to approve the Agreement or any continuance of the Agreement [that is submitted to shareholders for approval](27), the Subadviser will continue to act as investment subadviser with respect to such Portfolio pending the required approval of the Agreement or its continuance or of any contract with the Subadviser or a different

--------

(22) Founders agreement omits the bracketed clause.

(23) Founders agreement omits the bracketed clause.

(24) Morgan Stanley agreement adds "Global Equity" where indicated; T. Rowe Price agreement adds "Value Equity" where indicated; MAC agreement adds "Money Market" where indicated.

(25) Morgan Stanley agreement adds "(formerly the Global Growth Portfolio)" where indicated.

(26) Founders agreement omits the bracketed clause.

(27) T. Rowe Price, Founders, and MAC agreements omit the bracketed clause.

adviser or subadviser or other definitive action; provided, that the compensation received by the Subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

                  This Agreement may be terminated at any time, without the payment of any penalty, by the Trustees of the Trust, by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any Portfolio by the vote of a majority of the outstanding voting securities of such Portfolio, on sixty days' written notice to the Adviser and the Subadviser, or by the Adviser or Subadviser on sixty days' written notice to the Trust and the other party. This agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act) or in the event the Advisory Agreement between the Adviser and the Trust terminates for any reason.

9.       PROVISION OF CERTAIN INFORMATION BY SUBADVISER

         The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a. the Subadviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b. the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; [and](28)

c. [any change in actual control or management of the Subadviser or](29) the portfolio manager of any Portfolio(30).

[10.     PROVISION OF CERTAIN INFORMATION BY THE ADVISER

--------

(28) Morgan Stanley agreement omits the bracketed clause.

(29) Morgan Stanley agreement substitutes "there is a change of control of the Subadviser which constitutes an assignment of this Agreement under the 1940 Act; d." for the bracketed clause; Founders agreement substitutes "the managing general partner or controlling partner of the Subadviser or" for the bracketed clause.

(30) Morgan Stanley and Founders agreements add "changes" where indicated.

                  The Adviser shall furnish the Subadviser with copies of the Trust's Prospectus and Statement of Additional Information, and any reports made by the Trust to its shareholders, as soon as practicable after such documents become available. The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement."

11.      SERVICES TO OTHER CLIENTS

                  The Adviser understand, and has advised the Trust's Board of Trustees, that the Subadviser now acts, or may in the future act as an investment adviser to fiduciary and other managed accounts and as investment adviser or subadviser to other investment companies. Further, the Adviser understands, and has advised the Trust's Board of Trustees that the Subadviser and its affiliates may give advice and take action for its accounts, including investment companies, which differs from advice given on the timing or nature of action taken for the Portfolio. The Subadviser is not obligated to initiate transaction for the Portfolio in any security which the Subadviser, its principals, affiliates or employees may purchase or sell for their own accounts or other clients."](31)

10.(32)  AMENDMENTS TO THE AGREEMENT

                  This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Portfolios affected by the amendment and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Portfolio affected by the amendment or (b) all the portfolios of the Trust.

[11.     ENTIRE AGREEMENT

--------

(31) Bracketed paragraphs contained only in T. Rowe Price agreement.

(32) Note: for T. Rowe Price agreement, paragraphs 10 to 16 are renumbered 12 to 18 due to the insertion of the two additional paragraphs above.

                  This Agreement contains the entire understanding and agreement of the parties.](33)

12.(34)   HEADINGS

                  The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.      NOTICES

                  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.      SEVERABILITY

                  Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.      GOVERNING LAW

                  The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.      LIMITATION OF LIABILITY

                  The Amended and Restated Agreement and Declaration of Trust dated February 18, 1994, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name "North American Funds" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the

--------

(33) Morgan Stanley agreement omits the bracketed clause.

(34) Note: for Morgan Stanley agreement, paragraphs 12 to 16 are numbered 11 to 15 due to the deletion of previous paragraph.

affairs of the Trust or any portfolio thereof, but only the assets belonging to the Trust, or to the particular portfolio with which the obligee or claimant dealt, shall be liable.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

                  [SEAL]                    NASL Financial Services, Inc.

                                            by:________________________________

                  [SEAL]                    [Subadviser](35)

                                            by:________________________________


--------

(35) Morgan Stanley Asset Management Inc.;
T. Rowe Price Associates, Inc.;
Founders Asset Management, Inc.;
or Manufacturers Adviser Corporation.

                                   APPENDIX A

                  The Subadviser shall serve as investment subadviser for the following portfolio of the Trust. The Adviser will pay the Subadviser, as full compensation for all services provided under this Agreement, the fee computed separately for each such Portfolio at an annual rate as follows (the "Subadviser Percentage Fee"):

                      MORGAN STANLEY ASSET MANAGEMENT INC.;

                  Global Equity Portfolio: .500% of the first $50,000,000, .450% between $50,000,000 and $200,000,000, .375% between
                  $200,000,000 and $500,000,000 and .325% on the excess over
                  $500,000,000 of the current value of the net assets of the Portfolio;

                         T. ROWE PRICE ASSOCIATES, INC.;

                  Equity-Income Portfolio (formerly the Value Equity Portfolio):
                  .400% of the first $50,000,000, .300% between $50,000,000 and
                  $200,000,000, .200% between $200,000,000 and $500,000,000 and
                  .200% on the excess over $500,000,000 of the current value of the net assets of the Portfolio;

                       FOUNDERS ASSET MANAGEMENT, INC.; OR

                  Balanced Portfolio: .375% of the first $50,000,000, .325% between $50,000,000 and $200,000,000, .275% between
                  $200,000,000 and $500,000,000 and .225% on the excess over
                  $500,000,000 of the average daily value of the net assets of the Portfolio.

                        MANUFACTURERS ADVISER CORPORATION

                  Money Market Portfolio: .075% of the first $50,000,000, .075% between $50,000,000 and $200,000,000, .075% between
                  $200,000,000 and $500,000,000 and .020% on the excess over
                  $500,000,000 of the current value of the net assets of the Portfolio;

                  The Subadviser Percentage Fee for each Portfolio shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Subadviser. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described in the preceding paragraph, and multiplying this product by the net assets of the Portfolio as determined in accordance with the Trust's prospectus and statement of additional information as of the close of business on the previous business day on which the Trust was open for business.

                  If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.